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TABLE OF CONTENTS
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS 3
APPENDIX A CLOUGH GLOBAL OPPORTUNITIES FUND STATEMENT OF PREFERENCES OF AUCTION MARKET PREFERRED SHARES ("AMPS") TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on October 16, 2006

1933 Act File No. 333-136751
1940 Act File No. 811-21846

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post Effective Amendment No.	☐
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

CLOUGH GLOBAL OPPORTUNITIES FUND
(Exact Name of Registrant as Specified in Amended Certificate of Trust)

1625 Broadway, Suite 2200
Denver, Colorado 80202
(Address of Principal Executive Offices)

(303) 623-2577
(Registrant's Telephone Number)

Erin Douglas, Associate Counsel
ALPS Fund Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202
(Name and Address of Agent for Service)

Copy to:

Philip J. Niehoff Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, Illinois 60606 (312) 782-0600	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 (212) 878-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: ☐

        It is proposed that this filing will become effective (check appropriate box):

        ☐     when declared effective pursuant to Section 8(c).

        If appropriate, check the following box:

        ☐     This post-effective amendment designates a new effective date for a previously filed registration statement.

        ☐     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is      —          .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee

Preferred Shares, no par value	18,000 shares	$25,000	$450,000,000	$48,150.00(2)

(1)
Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)
$107.00 Previously paid.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated October     , 2006

P R O S P E C T U S

$450,000,000

Clough Global Opportunities Fund

Auction Market Preferred Shares ("AMPS")
3,600 Shares, Series M7
3,600 Shares, Series W7
3,600 Shares, Series F7
3,600 Shares, Series T28
3,600 Shares, Series Th28
Liquidation Preference $25,000 per Share

        The Offering.    The Fund is offering 3,600 shares of Series M7 AMPS, 3,600 shares of Series W7 AMPS, 3,600 Shares of Series F7 AMPS, 3,600 Shares of Series T28 AMPS and 3,600 Shares of Series Th28 AMPS. The AMPS liquidation preference of $25,000 per share, plus any accumulated unpaid dividends. The AMPS have priority over the Fund's common shares as to distribution of assets, as described in this prospectus. It is a condition of the closing of this offering that the AMPS be assigned a rating of "AAA" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc.

        Investment Objective.    Clough Global Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company that began operations on April 26, 2006. The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets.

        An investment in the AMPS involves certain risks. See "Risk Factors" beginning on page 37 of this Prospectus. The minimum purchase amount of the AMPS is $25,000.

(continued on following page)

	Per Share		Total
Public offering price(1)	$25,000		$450,000,000
Sales load	$250	(2)	$4,500,000
Proceeds to the Fund	$24,750	(3)	$445,500,000
(1)
Plus accumulated dividends (which amount is dependent upon the timing and results of the first auction), if any, from the date the AMPS are issued.

(2)
Sales load to be paid by the Fund.

(3)
Not including offering expenses payable by the Fund estimated to be $400,000 ($22 per share).

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        The underwriters are offering the AMPS subject to various conditions. The underwriters expect to deliver the AMPS to purchasers, in book-entry form only, through the facilities of The Depository Trust Company, on or about                        , 2006.

Merrill Lynch & Co.

Citigroup

A.G. Edwards

The date of this prospectus is                        , 2006

(continued from previous page)

        Portfolio Contents.    The Fund invests primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership in underlying foreign securities) and exchange traded funds.

        Investments in debt may include both investment grade and non-investment grade issues. Investments in sovereign debt may also include bonds issued by countries considered emerging markets. The Fund will not invest more than 20% of its total assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as "junk bonds," involve certain risks. The Fund will not invest more than 25% of its total assets, at the time of acquisition, in securities of governments and companies in emerging markets.

        Investment Adviser.    Clough Capital Partners LP ("Clough") is the Fund's investment adviser. See "Management of the Fund." As of September 30, 2006, Clough had approximately $2.8 billion of assets under management, including approximately $1.2 billion relating to the Fund. Clough's address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

        The dividend rate for the initial dividend rate period will be      % for Series M7 AMPS,      % for Series W7 AMPS,       % for Series F7 AMPS,      % for Series T28 AMPS and      % for Series Th28 AMPS. The initial rate period is from the date of issuance through                        , 2006 for Series M7 AMPS, through                        , 2006 for Series W7 AMPS, through                        , 2006 for Series F7 AMPS, through                        , 2006 for Series T28 AMPS and through                        , 2006 for Series Th28 AMPS. For subsequent rate periods, the AMPS pay dividends based on a rate set at auction, usually held every 28 days for Series T28 and Series Th28 AMPS and every seven days for Series M7, Series W7 and Series F7 AMPS. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order or sell order is a commitment to buy or sell the AMPS based on the results of an auction; and (2) purchases and sales will be settled on the next business day after the auction.

        You should read this prospectus, which contains important information about the Fund and the AMPS, before deciding whether to invest in the AMPS, and you should retain this prospectus for future reference. A Statement of Additional Information, dated                        , 2006 (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of this prospectus for legal purposes. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 78 of this prospectus, by calling (877) 256-8445 (toll-free) or by writing to ALPS Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov) or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. To obtain annual and semi-annual shareholder reports electronically, please visit the Fund's web site (http://www.cloughglobal.com) or call (877) 256-8445 (toll free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

        The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

        The AMPS will not be listed on an exchange. The AMPS may only be bought or sold through an order at an auction with or through a broker-dealer that has entered into an agreement with the auction agent of the Fund, or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.

        You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different information or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this prospectus. The Fund will amend this prospectus if, during the period this prospectus is required to be delivered, there are any material changes to facts stated in this prospectus subsequent to the date of this prospectus.

i

PROSPECTUS SUMMARY

        This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's AMPS. You should review the more detailed information contained in this prospectus, in the Statement of Additional Information and in the Fund's Statement of Preferences of Auction Market Preferred Shares (the "Statement").

The Fund
Clough Global Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 17, 2006. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced operations on April 26, 2006, when its common shares of beneficial interest ("Common Shares") began trading on the American Stock Exchange under the symbol "GLO." On September 30, 2006, there were 51,736,859 Common Shares issued and outstanding. See "The Fund."
The Offering
The Fund is offering 3,600 shares of Series M7 AMPS, 3,600 shares of Series W7 AMPS, 3,600 shares of series F7 AMPS, 3,600 shares of Series T28 AMPS and 3,600 shares of Series Th28 AMPS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The AMPS are being offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). See "Underwriting."

The shares of each series of AMPS will be preferred shares of beneficial interest of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. In general, the dividend period following the initial dividend period will be seven days for Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and 28 days for Series T28 AMPS and Series Th28 AMPS. The dividend for a particular dividend period will be determined by an auction conducted on the business day immediately prior to the start of that dividend period.

The AMPS will not be listed on an exchange. Investors and potential investors may purchase the AMPS of either series in an auction (an "Auction") by submitting orders to a broker-dealer that has entered into an agreement with the auction agent (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits.

Generally, investors of the AMPS will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (the Depository Trust Company ("DTC") or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

Investment Objective and Policies
The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on the Fund's investment adviser's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Under normal circumstances, the Fund expects to invest in securities of at least three countries. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as through exchange traded funds ("ETFs") and in stocks traded on non-U.S. exchanges. Investment in debt may include both investment grade and non-investment grade issues. There are certain risks associated with investing in non-investment grade securities, commonly referred to as "junk bonds." Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may include bonds issued by countries considered emerging markets. The Fund will not invest more than 25% of its total assets, at the time of acquisition, in securities of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs", but the Fund does not expect that portion to be significant.

The Fund will place a high priority on capital preservation, and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

Investment Adviser
Clough Capital Partners LP ("Clough"), the investment adviser of the Fund, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). As of September 30, 2006, Clough had approximately $2.8 billion of assets under management, including approximately $1.2 billion related to the Fund.
Clough is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily total assets.
Administrator
ALPS Fund Services, Inc. ("ALPS"), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration, Bookkeeping and Pricing Services Agreement (the "Administration Agreement"), ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. The Administration Agreement between the Fund and ALPS provides that ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, interest expenses, if any, portfolio transaction expenses, litigation expenses, taxes, costs of AMPS, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, extraordinary expenses and dividends on securities sold short. ALPS is entitled to receive a monthly fee at the annual rate of .32% of the Fund's average daily total assets.
Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should carefully consider the following risks that you assume when you invest in the Fund's AMPS:
Risks of Investing in AMPS

Leverage Risk. The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing AMPS, the Fund may borrow money or issue debt securities such as commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as "Borrowings." Any Borrowings will have seniority over the AMPS and payments to holders of AMPS in liquidation or otherwise will be subject to the prior payment of any Borrowings.

Interest Rate Risk. The AMPS are expected to pay dividends based on short-term interest rates. The Fund will use the proceeds of the AMPS, in part, to buy obligations that pay interest based on longer-term yields. If short-term interest rates rise, AMPS dividend rates may rise such that the amount of dividends paid to AMPS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the AMPS. If long-term rates rise, the value of the Fund's investment portfolio invested in debt securities will decline, reducing the amount of assets serving as asset coverage for the AMPS. Therefore, if the Fund fails to meet certain asset coverage requirements the Fund may not be permitted to declare dividends or other distributions with respect to the AMPS.

Redemption Risk. The Fund may be forced to redeem the AMPS to meet regulatory or rating agency requirements, and may voluntarily redeem your shares in certain circumstances; if an issuer of a security in which the Fund invests experiences, financial difficulties or defaults, or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the AMPS making it more difficult for the Fund to pay dividends on the AMPS.

Auction Risk. The dividend rate for the AMPS normally is set through an auction process. In the Auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The Auction also provides liquidity for the sale of AMPS. An Auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an Auction if the Auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an Auction only at a specified dividend rate, and that rate exceeds the rate set at the Auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary Market Risk. It may not be possible to sell AMPS between auctions or it may only be possible to sell them for a price of less than $25,000 per share plus accumulated or unpaid dividends if any, whether or not earned or declared. If the Fund has designated a special dividend period (a dividend period of more than seven days in the case of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and more than 28 days in the case of Series T28 AMPS and Series Th28 AMPS), changes in interest rates could affect the price of AMPS sold in the secondary market. You may transfer shares outside of an auction only to or through certain broker-dealers. The AMPS will not be registered on any stock exchange or on any automated quotation system.

In addition, a broker-dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice. As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the issuer to serve as a dealer in the auction, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions.

Securities and Exchange Commission Settlement. On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc. (the "Settlement Parties"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Citigroup Global Markets Inc. each agreed to pay a civil monetary penalty of $1.5 million and A.G. Edwards & Sons, Inc. agreed to pay a civil monetary penalty of $125,000. In addition, each Settlement Party, without admitting or denying the Securities and Exchange Commission's allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Party to conduct the auction process in accordance with disclosed procedures. Each Settlement Party can offer no assurance as to how the settlement may affect the market for the AMPS.
Ratings Downgrade Risk. A rating agency could downgrade the rating of the AMPS, which may make AMPS less liquid at an Auction or in the secondary market.
General Risks of Investing in the Fund

Non-Diversified Status. As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares. The Fund intends to comply with the diversification requirements of the Code, applicable to regulated investment companies. See "Taxes" in the Statement of Additional Information.
Limited Operating History. The Fund is a recently organized, non-diversified, closed-end management investment company with a limited operating history.

Key Adviser Personnel Risk. The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more of the key individuals leaves Clough, Clough may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk. An investment in AMPS is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in AMPS represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The AMPS at any point in time may be worth less than the original investment.

Issuer Risk. The value of an issuer's securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the AMPS. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund's ability to pay dividends on AMPS. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Debt Securities Risk. In addition to credit risk, investment in debt securities carries certain other risks. An issuer may call for a redemption in the event of tax or security law changes, or pursuant to call features attached to the debt securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, debt securities typically do not provide for voting rights, and certain debt securities may be substantially less liquid than many other securities.

Common Stock Risk. Investments in common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. These risks may be heightened for common stocks of small and medium capitalization companies because these issuers may have more limited product lines or markets and may be less financially secure than larger, more established issuers.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Income Risk. The income shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds could drop as well, which could reduce the amount of income available to pay dividends with respect to the AMPS.

Foreign Securities Risk. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates. The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. However, the Fund has no other investment restrictions with respect to investing in foreign issuers. See "Risk Factors—Foreign Securities Risk."

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Non-Investment Grade Securities Risk. The Fund's investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

REIT Risk. If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments.

Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in such an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.
The Fund does not expect to invest a significant portion of its assets in REITs but does not place any investment restrictions with respect to such investments.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries certain other risks. An issuer may defer or skip distributions, including dividend payments, which may require the Fund to report income for tax purposes on distributions it has not received. In addition, an issuer may call for a redemption in the event of tax or securities law changes, or pursuant to call features attached to the preferred securities. In these events, the Fund may not be able to reinvest the proceeds at comparable rates of return. Further, preferred securities typically do not provide for voting rights and are subordinated to debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments (and thus subject to greater credit risk than the debt instruments). Preferred securities may also be substantially less liquid than many other securities.

Derivatives Risk. The Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with the Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Hedging Strategy Risk. There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Clough's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Clough's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and distributions thereon can decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the value of the Fund's investments may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust, dated January 12, 2006 (the "Declaration of Trust"), includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Fund's board of trustees ("Board of Trustees"). In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Conversion to Open-End Fund" and "Anti-Takeover Provisions in the Declaration of Trust."

Convertible Securities Risk. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

Liquidity Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the trustees of the Fund.

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, the continued presence in Iraq of coalition forces and events in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the AMPS.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.
Custodian and Transfer Agent	The Bank of New York serves as the Fund's custodian and transfer agent. See "Custodian and Transfer Agent."

Trading Market
The AMPS will not be listed on an exchange. Instead, you may buy or sell AMPS at auctions that normally are held every seven days for Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and every 28 days for Series T28 AMPS and Series Th28 AMPS by submitting orders to a broker-dealer that has entered into an agreement with the auction agent (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may (but are not required to) maintain a secondary trading market in AMPS outside of auctions, but may discontinue this activity at any time. A secondary market may not develop, or if it does develop, it may not provide shareholders with liquidity. You may transfer AMPS outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide holders of the AMPS with liquidity of investment.

The table below shows the first auction date for each series of AMPS of the Fund and the day on which each subsequent auction will normally be held for each such series. The first auction date for each series of AMPS of the Fund will be the business day before the dividend payment date for the initial dividend period for each such series. The start date for subsequent dividend periods normally will be the business day following the auction date unless the then-current dividend period is a special dividend period, or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.
Series	First Auction Date	Subsequent Auction Day
Series M7	, 2006	Every Monday
Series W7	, 2006	Every Wednesday
Series F7	, 2006	Every Friday
Series T28	, 2006	Every fourth Tuesday
Series Th28	, 2006	Every fourth Thursday
Dividend Rate
The table below shows the dividend rate for the initial dividend period of the AMPS offered in this prospectus. For subsequent dividend periods, AMPS will pay dividends based on a rate set at auctions, normally held every seven days for Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and every 28 days for Series T28 AMPS and Series Th28 AMPS. In most instances dividends are paid on the day following the end of the dividend period. The rate set at auction will not exceed the maximum applicable rate. See "The Auction—Auction Procedures."

Finally, the table below shows the number of days in the initial dividend period for the AMPS. Subsequent dividend periods generally will be every seven days for Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and every 28 days for Series T28 AMPS and Series Th28 AMPS. The dividend payment date or special dividend periods of more than seven days for Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and more than 28 days for Series T28 AMPS and Series Th28 AMPS will be set out in the notice designating a special dividend period. See "Description of AMPS—Dividends and Dividend Periods."
Series	Initial Dividend Rate	Date of Accumulation at Initial Dividend Rate	Dividend Payment Date for Initial Dividend Period	Subsequent Dividend Payment Day	Number of Days in Initial Dividend Period
Series M7%		, 2006	, 2006	Tuesday
Series W7%		, 2006	, 2006	Thursday
Series F7%		, 2006	, 2006	Monday
Series T28%		, 2006	, 2006	Every fourth Wednesday
Series Th28%		, 2006	, 2006	Every fourth Friday
Taxation
Dividends paid with respect to AMPS will constitute dividends for U.S. federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes—General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.
Mandatory and Optional Redemptions
Although the Fund will not ordinarily redeem AMPS, it may be required to redeem AMPS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of AMPS—Redemption—Mandatory Redemption." The Fund voluntarily may redeem AMPS in certain circumstances. See "Description of AMPS—Redemption—Optional Redemption."
Liquidation Preference
The liquidation preference of the AMPS of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of AMPS—Liquidation Rights."
Ratings
The AMPS will be issued with a credit quality rating of "AAA" by Standard and Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Fund may at some future time look to have its AMPS rated by additional or substitute rating agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet the rating agency's guidelines. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage."

Voting Rights
The 1940 Act requires that the holders of AMPS and any other outstanding preferred shares of the Fund ("Other Preferred Shares"), voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the AMPS or any Other Preferred Shares are unpaid. The holders of AMPS and any Other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Declaration of Trust and the 1940 Act. See "Description of AMPS—Voting Rights" and "Certain Provisions of the Agreement and Declaration of Trust."
U.S. Federal Income Tax Status of the Fund
The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes. As a regulated investment company, the Fund generally is not required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To maintain its regulated investment company status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "U.S. Federal Income Tax Matters."
Determination of Maximum Applicable Rate
Generally, the maximum applicable rate for any standard dividend period will be (as set forth in the table below) the greater of (a) the applicable percentage of the reference rate or (b) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the reference rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by S&P and Fitch. If S&P and Fitch or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after (i) consultation with the Broker-Dealers and (ii) confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "Description of AMPS—Rating Agency Guidelines and Asset Coverage").

The applicable percentage and spread are as follows:
Credit Ratings for AMPS
		Applicable Percentage of Reference Rate
S&P	Fitch		Applicable Spread
AAA	AAA	125%	125 bps
AA- to AA+	AA- to AA+	150%	150 bps
A- to A+	A- to A+	200%	200 bps
BBB- to BBB+	BBB- to BBB+	250%	250 bps
BB+ and below	BB+ and below	300%	300 bps
Asset Maintenance
The Fund is required under S&P and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined in "Description of AMPS—Rating Agency Guidelines and Asset Coverage"). S&P and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, at certain times, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under "Description of AMPS—Redemption."

FINANCIAL HIGHLIGHTS

        The following table includes selected data for a share outstanding throughout the period identified below and other performance information derived from the Fund's Unaudited Financial Statements included in the Statement of Additional Information. The table should be read in conjunction with the Unaudited Financial Statements and notes thereto.

	For the Period April 25, 2006 (incep.) to September 30, 2006
Per Common Share Operating Performance
Net asset value—beginning of period	$19.10

Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.56)

Total from investment operations	(0.43)

Distributions to common shareholders from:
From net investment income	(0.30)
From net realized gain	—

Total distributions to common shareholders	(0.30)

Capital Share Transactions:
Common share offering costs charged to paid in capital	(0.04)

Total capital share transactions	(0.04)

Net asset value—end of period	$18.33

Market price—end of period	$17.54

Total Investment Return—Net Asset Value(1):	-2.47%
Total Investment Return—Market Price(1):	-10.88%
Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$948,166
Ratios to average net assets attributable to common shareholders:
Net expenses	1.77	%(2)
Net expenses excluding dividends on short sales	1.71	%(2)
Net investment income	1.64	%(2)
Portfolio turnover rate	84%

        See accompanying notes to financial statements in the Statement of Additional Information.

(1)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)
Annualized

THE FUND

        The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act that began operations on April 26, 2006. The Fund was organized as a Delaware statutory trust on January 17, 2006, pursuant to a Certificate of Trust dated January 12, 2006, governed by the laws of the state of Delaware, and has little operating history. The Fund has registered under the 1940 Act. The Fund issued an aggregate of 45,000,000 Common Shares, no par value, pursuant to the initial public offering thereof. The net proceeds of this initial public offering were $859,198,500. On May 18, 2006 and June 12, 2006, the Fund issued 4,000,000 and 2,350,000 additional Common Shares, respectively, in connection with partial exercises by the underwriters of the overallotment option. The Fund's Common Shares are traded on the American Stock Exchange under the symbol "GLO." The Fund's principal office is located at 1625 Broadway, Suite 2200, Denver, Colorado 80202 and its telephone number is (877) 256-8445 (toll-free).

        The following provides information about the Fund's outstanding shares as of September 30, 2006:

Title of Class	Amount Authorized	Amount Held By the Fund or For Its Account	Amount Outstanding
Common Shares	Unlimited	0	51,736,859
Preferred Shares
Series M7 AMPS	Unlimited	0	0
Series W7 AMPS	Unlimited	0	0
Series F7 AMPS	Unlimited	0	0
Series T28 AMPS	Unlimited	0	0
Series Th28 AMPS	Unlimited	0	0

USE OF PROCEEDS

        The net proceeds of this offering will be approximately $445,100,000 after payments of the sales load and estimated offering costs. The Fund will use approximately $             million of the net proceeds of this offering to fully repay outstanding borrowings under its credit facility. The remaining net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies (as stated below). It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet those investment objective and policies during a period estimated not to exceed three months from completion of the offering of the AMPS depending on market conditions and the availability of appropriate securities. Pending investment of the net proceeds in accordance with the Fund's investment objective and policies, the Fund will invest in money market securities or money market mutual funds.

CAPITALIZATION

        The following table sets forth the unaudited capitalization of the Fund as of September 30, 2006 and as adjusted to give effect to the issuance of the AMPS offered hereby.

	Actual	As Adjusted
	(Unaudited)	(Unaudited)
Shareholders' Equity:
AMPS, no par value per share (no shares issued actual; 18,000 shares issued as adjusted, at $25,000 per share liquidation preference)		$450,000,000
Common Shares, no par value (51,736,859 shares issued and outstanding)	$986,104,533	981,204,533
Overdistributed net investment income	(8,719,080)	(8,719,080)
Accumulated net realized loss on investments	(28,850,923)	(28,850,923)
Net unrealized depreciation on investments	(158,366)	(158,366)

Net assets attributable to Common Shares	948,376,164	943,476,164

Net assets, plus liquidation preference of AMPS	$948,376,164	$1,393,476,164

PORTFOLIO COMPOSITION

        As of September 30, 2006, approximately 80% of the market value of the Fund's portfolio was invested in long positions of common stocks, 24% in long-term obligations and preferred stock, 2% in exchange traded funds and other mutual funds, and 6% in short positions of common stock. As of September 30, 2006, the following table indicates the approximate percentage of the Fund's portfolio invested in preferred stocks and long-term obligations for each of the ratings categories listed below for each of S&P, Fitch and Moody's Investors Service, Inc. ("Moody's").

S&P(1)	Moody's(1)	Fitch(1)	Value	Percent
AAA	Aaa	AAA	$199,107,806	20%
AA	Aa	AA	$27,262,408	3%
A	A	A	$15,667,456	1%
BBB	Baa	BBB
BB	Ba	BB
B	B	B
CCC	Caa	CCC

(1)
Ratings: using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

INVESTMENT OBJECTIVE AND POLICIES

General

        The Fund's investment objective is to provide a high level of total return. The Fund seeks to pursue this objective by applying a fundamental research-driven investment process and will invest in equity and equity-related securities, as well as fixed income securities, including both corporate and sovereign debt, in both U.S. and non-U.S. markets. There is no assurance that the Fund will achieve its investment objective.

        The Fund invests primarily in a managed mix of U.S. and non-U.S. equity and debt securities. The Fund is flexibly managed so that, depending on Clough's outlook, it sometimes will be more heavily invested in equity securities or in debt or fixed income securities. Under normal circumstances, the Fund expects to invest in securities of at least three countries. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. Investments in non-U.S. markets will be made primarily through liquid securities, including depositary receipts (which evidence ownership of underlying foreign securities) such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), as well as through exchange traded funds ("ETFs") and in stocks traded on non-U.S. exchanges. Investments in debt may include both investment grade and non-investment grade issues. There are certain risks associated with investing in non investment grade securities, commonly referred to as "junk bonds." Investments in corporate debt may include bonds issued by companies in countries considered emerging markets. Investments in sovereign debt may include bonds issued by countries considered emerging markets. The Fund will not invest more than 25% of its total assets, at the time of acquisition, in securities of governments and companies in emerging markets. The Fund may also invest a portion of its assets in real estate investment trusts, or "REITs", but the Fund does not expect that portion to be significant.

        The Fund will place a high priority on capital preservation, and should the Fund's investment adviser believe that extraordinary conditions affecting financial markets warrant, the Fund may temporarily be primarily invested in money market securities or money market mutual funds. When the Fund is invested in these instruments for temporary or defensive purposes, it may not achieve its investment objective. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices (e.g., the Fund may establish short positions in specific stocks or stock indices) based on the Fund's investment adviser's investment outlook. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

Investment Strategy

        Clough believes that above average investment returns can be achieved when key, proprietary insights into industry or economic trends are discovered, and their significance understood, before they become obvious to other investors. Within this context, the investment process will focus on investing in a number of major global investment themes identified by Clough. Industry consolidation, technological change, an emerging shortage of a product or raw material which derives from a period of under-investment, changes in government regulation or major economic or investment cycles are examples of themes Clough would emphasize in its investment focus. Attractive investment themes will often be influenced by global trends, which make investments in certain industries across more than one geographic market likely.

        Once attractive themes are identified, Clough will generally utilize a "bottom-up" research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, such factors as a company's competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength and relative valuation. This approach may provide investment opportunities in various levels of a company's capital structure, including common and preferred stock, as well as corporate bonds, including convertible debt securities.

        Under the Fund's theme-oriented investment approach, investment positions may be concentrated in only a relatively small number of industries. The Fund will attempt to diversify within its investment themes, as appropriate, to lower volatility. Individual equity positions on both the long and short side of the portfolio will typically be below 5% of total assets. The Fund also does not have restrictions on the levels of portfolio turnover. However, since major industry trends often last years, Clough believes that a theme-based investment approach can result in opportunities for tax efficient investing (as a result of lower portfolio turnover).

        The Fund is not required to maintain any particular percentage of its assets in equity securities, or in fixed income securities, and Clough may change the weightings of the Fund's investments in equity and fixed income securities based upon Clough's assessment of the prevailing interest rate environment and expected returns relative to other identified investment opportunities. Generally, the Fund will increase its investments in fixed income securities when Clough anticipates that the return on these securities will exceed the return on equity securities, and vice versa.

        Clough believes that its theme-based portfolio strategy will present periods of time when Clough has a particularly high degree of confidence in the Fund's investment positions. During these occasions, the Fund may purchase call options in order to enhance investment returns. The Fund may also purchase such options at other times if the Adviser believes it would be beneficial to the Fund to do so. The Fund's use of such option strategies is expected to be opportunistic in nature and the Fund is not required to maintain any particular percentage of assets in call option premium. Call option premiums, when utilized, will typically be less than 12% of total assets.

        Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. Clough does not expect such investments to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

        Clough may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into Clough's recommendations and the portfolio managers' decisions are subjective.

        The Fund's portfolio will be actively managed and securities may be bought or sold on a daily basis. Investments may be added to the portfolio if they satisfy value-based criteria or contribute to the portfolio's risk profile. Investments may be removed from the portfolio if Clough believes that their market value exceeds full value, they add inefficient risk or the initial investment thesis fails.

Portfolio Investments

Common Stocks

        Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and Medium Cap Companies

        The Fund may invest in securities of small capitalization companies, currently considered by Clough to mean companies with market capitalization at or below $1 billion. It may also invest in medium capitalization companies, currently considered by Clough to mean companies with market capitalization of between $1 billion and $5 billion.

Preferred Stocks

        Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

        Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

        In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although Clough would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

        Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates.

        Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Restricted and Illiquid Securities

        Although the Fund will invest primarily in publicly traded securities, it may invest a portion of its assets (generally, no more than 10% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the

Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which is designed to further facilitate efficient trading among eligible institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Fund will be eligible to purchase securities in Rule 144A transactions if and when it owns at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Fund qualify under Rule 144A, and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

Corporate Bonds, Government Debt Securities and Other Debt Securities

        The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.

        The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated on non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owed, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

        The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by Clough. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

Exchange Traded Funds

        The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Foreign Securities

        Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

        Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

        The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

        The Fund's investments in sovereign debt may also include bonds issued by countries in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. While there is no limit on the amount of assets the Fund may invest outside of the United States, the Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets.

Warrants

        The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

        Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities and Bonds with Warrants Attached

        The Fund may invest in preferred stocks and fixed income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

        Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

REITS

        The Fund may invest a portion of its assets in REITs. REITs are companies that own and manage real estate, including apartment buildings, offices, shopping centers, industrial buildings and hotels. By investing in REITs, the Fund may gain exposure to the real estate market with greater liquidity and diversification than through direct ownership of property, which can be costly and require ongoing management and maintenance, and which can be difficult to convert into cash when needed. The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Investment Techniques

        The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions and short sales, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.

Options on Securities

        In order to hedge against adverse market shifts, the Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the Securities and Exchange Commission currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

        Similarly, the Securities and Exchange Commission currently requires that, to "cover" or support its obligation to purchase the underlying instruments if a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

        The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.

        The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.

        As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

        In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

Options on Stock Indices

        The Fund may utilize up to 12% of its total assets (in addition to the 12% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of Clough to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that Clough's judgment in this respect will be correct.

        When the Fund writes an option on a stock index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

Short Sales

        The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Clough believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 30% of the value of its total assets.

        A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

        The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

        Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, Clough is under no obligation to utilize short sales at all.

Futures Contracts and Options on Futures Contracts

        The Fund may enter into interest rate and stock index futures contracts and may purchase and sell put and call options on such futures contracts. The Fund will enter into such transactions for hedging and other appropriate risk-management purposes or to increase return, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission.

        An interest rate futures contract is a standardized contract for the future delivery of a specified security (such as a U.S. Treasury Bond or U.S. Treasury Note) or its equivalent at a future date at a price set at the time of the contract. A stock index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may only enter into futures contracts traded on regulated commodity exchanges.

        Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. Clough has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, Clough will not be subject to registration or regulation as a commodity pool operator under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

        Pursuant to the views of the Securities and Exchange Commission currently in effect, which may change from time to time, with respect to futures contracts to purchase securities or stock indices, call options on futures contracts purchased by the Fund and put options on futures contracts written by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in a manner similar to that described above for covered options on securities. See "Investment Objective and Policies—Investment Techniques—Options on Securities." However, even if "covered," these instruments could have the effect of leveraging the Fund's portfolio.

        The Fund may either accept or make delivery of cash or the underlying instrument specified at the expiration of an interest rate futures contract or cash at the expiration of a stock index futures contract or, prior to expiration, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

        The Fund may purchase and write put and call options on interest rate futures contracts and stock index futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

        An option on an interest rate futures contract or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a stock index futures contract or interest rate futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

        With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

        While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

When-Issued and Delayed Delivery Transactions

        New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the security normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the security are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if Clough deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund's total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of liquid securities equal at all times to the amount of the Fund's when-issued and delayed delivery purchase commitments will be established and maintained with the Fund's custodian. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it has set aside cash to satisfy its purchase commitments.

Interest Rate Swaps and Options Thereon ("Swaptions")

        The Fund may enter into interest rate swap agreements and may purchase and sell put and call options on such swap agreements, commonly referred to as swaptions. The Fund will enter into such transactions for hedging some or all of its interest rate exposure in its holdings of preferred securities and debt securities. Interest rate swap agreements and swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

        An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying "notional" amount, in exchange for receiving a variable income stream, usually based on the London Interbank Offered Rate (LIBOR), and denoted as a percentage of the underlying notional amount. From the perspective of a fixed rate payer, if interest rates rise, the payer will expect a rising level of income since the payer is a receiver of floating rate income. This would cause the value of the swap contract to rise in value, from the payer's perspective, because the discounted present value of its obligatory payment stream is diminished at higher interest rates, all at the same time it is receiving higher income. Alternatively, if interest rates fall, the reverse occurs and it simultaneously faces the prospects of both a diminished floating rate income stream and a higher discounted present value of his fixed rate payment obligation. These value changes all work in reverse from the perspective of a fixed rate receiver.

        A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate and receiver of variable rate, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a received-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate and a payer of variable rate, while the writer of the swaption has the obligation to enter into the opposite side of the interest rate swap.

        A pay-fixed swaption is analogous to a put option on Treasury securities in that it rises in value as interest rate swap yields rise. A receive-fixed swaption is analogous to a call option on Treasury securities in that it rises in value as interest rate swap yields decline. As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

        It is customary market practice for swaptions to be "cash settled" rather than an actual position in an interest rate swap being established at the time of swaption expiration. For reasons set forth more fully below, Clough expects to enter strictly into cash settled swaptions (i.e., where the exercise value of the swaption is determined by reference to the market for interest rate swaps then prevailing).

Credit Derivatives

        The Fund may enter into credit derivative transactions, either to hedge credit exposure or to gain exposure to an issuer or group of issuers more economically than can be achieved by investing directly in preferred or debt securities. Credit derivatives fall into two broad categories: credit default swaps and market spread swaps, both of which can reference either a single issuer or obligor or a portfolio of preferred and/or debt securities. In a credit default swap, which is the most common form of credit derivative, the purchaser of credit protection makes a periodic payment to the seller (swap counterparty) in exchange for a payment by the seller should a referenced security or loan, or a specified portion of a portfolio of such instruments, default during the life of the swap agreement. If there were a default event as specified in the swap agreement, the buyer either (i) would receive from the seller the difference between the par (or other agreed-upon) value of the referenced instrument(s) and the then-current market value of the instrument(s) or (ii) have the right to make delivery of the reference instrument to the counterparty. If there were no default, the buyer of credit protection would have spent the stream of payments and received no benefit from the contract. Market spread swaps are based on relative changes in market rates, such as the yield spread between a preferred security and a benchmark Treasury security, rather than default events.

        In a market spread swap, two counterparties agree to exchange payments at future dates based on the spread between a reference security (or index) and a benchmark security (or index). The buyer (fixed-spread payer) would receive from the seller (fixed-spread receiver) the difference between the market rate and the reference rate at each payment date, if the market rate were above the reference rate. If the market rate were below the reference rate, then the buyer would pay to the seller the difference between the reference rate and the market rate. The Fund may utilize market spread swaps to "lock in" the yield (or price) of a security or index without having to purchase the reference security or index. Market spread swaps may also be used to mitigate the risk associated with a widening of the spread between the yield or price of a security in the Fund's portfolio relative to a benchmark Treasury security. Market spread options, which are analogous to swaptions, give the buyer the right but not the obligation to buy (in the case of a call) or sell (in the case of a put) the referenced market spread at a fixed price from the seller. Similarly, the seller of a market spread option has the obligation to sell (in the case of a call) or buy (in the case of a put) the referenced market spread at a fixed price from the buyer. Credit derivatives are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the CFTC or the Securities and Exchange Commission.

Interest Rate Swaps, Swaptions and Credit Derivatives (General)

        The pricing and valuation terms of interest rate swaps, swaptions and credit derivatives are not standardized and there is no clearinghouse whereby a party to any such derivative agreement enter into an offsetting position to close out a contract. Interest rate swaps, swaptions and credit derivatives are usually (1) between an institutional investor and a broker-dealer firm or bank or (2) between institutional investors. In addition, substantially all swaps are entered into subject to the standards set forth by the International Swaps and Derivatives Association ("ISDA"). ISDA represents participants in the privately negotiated derivatives industry, helps formulate the investment industry's position on regulatory and legislative issues, develops international contractual standards and offers arbitration on disputes concerning market practice.

        Under the rating agency guidelines that would likely be imposed in connection with the intended issuance of AMPS by the Fund, it is expected that the Fund would be authorized to enter into swaptions and to purchase credit default swaps without limitation but would be subject to limitation on entering into interest rate swap agreements or selling credit protection. Certain rating agency guidelines may be changed from time to time and it is expected that those relating to interest rate swaps, swaptions and credit derivatives would be able to be revised by the Board of Trustees, without shareholder vote of the Common Shares or the AMPS, so long as the relevant rating agency(ies) has given written notice that such revisions would not adversely affect the rating of the AMPS.

        The Board of Trustees has currently limited the Fund's use of interest rate and credit swaps and swaptions as follows: (1) swaps and swaptions must be U.S. dollar-denominated and used for hedging purposes only; (2) no more than 5% of the Fund's total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (3) swaps and swaptions must conform to the standards of the ISDA Master Agreement; and (4) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that (a) is on a list approved by the Board of Trustees, (b) has capital of at least $100 million and (c) is rated investment grade by both Moody's and S&P. These criteria can be modified by the Board of Trustees at any time in its discretion.

        The market value of the Fund's investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection is not expected to exceed 12% of the Fund's total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives is not expected to exceed 33 1/3% of the Fund's total assets. The Fund has no other investment restrictions with respect to credit derivatives.

        Clough expects that the Fund will be subject to the initial and subsequent mark-to-market collateral requirements that are standard among ISDA participants. These requirements help insure that the party who is a net obligor at current market value has pledged for safekeeping, to the counterparty or its agent, sufficient collateral to cover any losses should the obligor become incapable, for whatever reason, of fulfilling its commitments under the swap or swaption agreements. This is analogous, in many respects, to the collateral requirements in place on regular futures and options exchanges. The Fund will be responsible for monitoring the market value of all derivative transactions to ensure that they are properly collateralized.

        If Clough determines it is advisable for the Fund to enter into such transactions, the Fund will institute procedures for valuing interest rate swap, swaption or credit derivative positions to which it is party. Interest rate swaps, swaptions and credit derivatives will be valued by the counterparty to the swap or swaption in question. Such valuation will then be compared with the valuation provided by a broker-dealer or bank that is not a party to the contract. In the event of material discrepancies, the Fund has procedures in place for valuing the swap or swaption, subject to the direction of the Board of Trustees, which include reference to third-party information services, such as Bloomberg, and a comparison with Clough's valuation models. The use of interest rate swaps, swaptions and credit derivatives, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered in standardized, exchange traded options and futures contracts. Such risks include operational risk, valuation risk, credit risk and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the interest rate swap, swaption or credit derivative reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

        While the Fund may utilize interest rate swaps, swaptions and credit derivatives for hedging purposes or to enhance total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.

        There may be an imperfect correlation between the Fund's portfolio holdings and swaps, swaptions or credit derivatives entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, the Fund's use of swaps, swaptions and credit derivatives to reduce risk involves costs and will be subject to Clough's ability to predict correctly changes in interest rate relationships, volatility, credit quality or other factors. No assurance can be given that Clough's judgment in this respect will be correct.

Temporary Investments

        From time to time, as Clough deems warranted based on market conditions, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

Portfolio Turnover

        Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Foreign Currency Transactions

        The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

        Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the Fund anticipates receipt in a foreign currency of dividend or interest payments on such a security. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when Clough believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. The Fund may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if Clough determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. The Fund may use forward contracts to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

        Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Illiquid Securities

        The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

        It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements

        A repurchase agreement exists where the Fund sells a security (typically U.S. government securities) to a party for cash and agrees to buy the same security back on a specific date (typically the next business day) from the same party for cash. Repurchase agreements carry several risks. For instance, the Fund could incur a loss if the value of the security sold has increased more than the value of the cash and collateral held. In addition, the other party to the agreement may default, in which case the Fund would not re-acquire possession of the security and suffer full value loss (or incur costs when attempting to purchase a similar security from another party). Also, in a bankruptcy proceeding involving the other party, a court may determine that the security does not belong to the Fund and order that the security be used to pay off the debts of the bankrupt. The Fund will reduce the risk by requiring the other party to put up collateral, whose value is checked and reset daily. The Fund also intends only to deal with parties that appear to have the resources and the financial strength to live up to the terms of the agreement. Repurchase agreements are limited to 50% of the Fund's assets. Cash held for securities sold by the Fund are not included in the Fund's assets when making this calculation.

EFFECT OF LEVERAGE

        The Fund may issue Other Preferred Shares in addition to the AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. Before issuing such obligations, including the AMPS, to increase its assets available for investment, the Fund must have received confirmation from S&P and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the AMPS. The Fund generally will not issue preferred shares or borrow unless Clough expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Clough and ALPS for investment advisory and administration services will be higher than if the Fund did not borrow because those fees are calculated based on the Fund's total assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings.

        The Fund's use of leverage is premised upon the expectation that the Fund's preferred shares dividends or borrowing costs will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowings. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowings compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of the Common Shares will be the beneficiaries of the incremental return. Should the differential between the return on the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if the Fund incurs losses on its investments, the Fund's net asset value attributable to its Common Shares will reflect the decline in the value of the Fund's portfolio holdings.

        To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to Common Shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Clough may determine to maintain the Fund's leveraged position if its expects that the long-term benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

        The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Clough does not anticipate that these possible covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these possible covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Clough otherwise views as favorable.

        Because the fees of Clough and ALPS are based upon a percentage of the Fund's total assets, which includes assets attributable to any outstanding leverage, such fees will be higher when leverage is utilized, giving Clough an incentive to favor the use of leverage. Clough intends only to leverage the Fund when it expects that doing so will help to achieve the Fund's investment objective.

        If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

RISK FACTORS

        Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks before investing in the Fund.

Risks of Investing in AMPS

Leverage Risk

        The Fund uses financial leverage for investment purposes. In addition to issuing AMPS, the Fund may make further use of financial leverage through borrowing, including the issuance of Other Preferred Shares, commercial paper and/or notes.

        If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate amount of such senior securities. Upon the issuance of AMPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after the issuance of the AMPS, to 200% of the aggregate amount of any senior securities and the liquidation preference on the AMPS. See "Description of AMPS—Dividends and Dividend Periods—Restrictions on Dividend, Redemption and Other Payments."

        If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any Borrowings, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

        The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the AMPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to AMPS, or purchase or redeem shares, including AMPS, unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings that is continuing. See "Description of the AMPS—Dividends and Dividend Periods—Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

        Because the fees paid to Clough and to ALPS are calculated on the basis of total assets, the fee will be higher when leverage is utilized, giving Clough and ALPS an incentive to utilize leverage.

Interest Rate Risk

        The AMPS are expected to pay dividends based on short-term interest rates. The Fund will use the proceeds of the AMPS, in part, to buy obligations that pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, AMPS rates may rise such that the amount of dividends paid to holders of AMPS exceeds the income from the portfolio securities purchased with the proceeds from the sale of AMPS. Because dividend and interest income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the AMPS offering) is available to pay AMPS dividends, however, AMPS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay AMPS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio invested in debt securities will decline, reducing the amount of assets serving as asset coverage for the AMPS.

Redemption Risk

        The Fund may be forced to redeem the AMPS to meet regulatory or rating agency requirements, and may voluntarily redeem your shares in certain circumstances; if an issuer of a security in which the Fund invests experiences, financial difficulties or defaults, or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio, which will reduce asset coverage for the AMPS making it more difficult for the Fund to pay dividends on the AMPS.

Auction Risk

        The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also effect the liquidation of your investment. See "Description of AMPS" and "The Auctions—General" and "—Auction Procedures."

        As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary Market Risk

        It may not be possible to sell AMPS between auctions or it may not be possible to sell them for a price of $25,000 per share plus any accumulated or unpaid dividends if any, whether or not earned or declared. If the Fund has designated a special dividend period (a dividend period of more than seven days in the case of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS and more than 28 days in the case of Series T28 AMPS and Series Th28 AMPS), changes in interest rates could affect the price of AMPS sold in the secondary market. You may transfer AMPS outside of an Auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), a broker dealer that has entered into a separate agreement with a Broker-Dealer, or such other person as the Fund permits. Broker-Dealers may maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling shareholder may only be able to sell AMPS between Auctions at a price per share of less than $25,000, plus any accumulated dividends.

        In addition, a Broker-Dealer may, in its own discretion, decide to sell the AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice. As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the issuer to serve as a dealer in the auction, a broker-dealer's interests in conducting an auction may differ from those of investors who participate in auctions. See "The Auctions—General—Role of Broker-Dealer."

Securities and Exchange Commission Settlement

        On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc. (the "Settlement Parties"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Citigroup Global Markets Inc. each agreed to pay a civil monetary penalty of $1.5 million and A.G. Edwards & Sons, Inc. agreed to pay a civil monetary penalty of $125,000. In addition, each Settlement Party, without admitting or denying the Securities and Exchange Commission's allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Party to conduct the auction process in accordance with disclosed procedures. Each Settlement Party can offer no assurance as to how the settlement may affect the market for the AMPS.

Ratings Downgrade Risk

        A rating agency could downgrade the rating of the AMPS, which may make AMPS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described in this prospectus also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. See "Description of AMPS—Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

General Risks of Investing in the Fund

Non-Diversified Status

        As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxes" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Fund's net asset value.

Limited Operating History

        The Fund is a closed-end investment company with only a short history of operations and is designed for long-term investors and not as a trading vehicle.

Key Adviser Personnel Risk

        The Fund's ability to identify and invest in attractive opportunities is dependent upon Clough, its investment adviser. If one or more key individuals leaves Clough, Clough may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Investment and Market Risk

        An investment in AMPS is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in AMPS represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The AMPS at any point in time may be worth less than the original investment.

Issuer Risk

        The value of an issuer's securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Credit Risk

        Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of the Fund's AMPS. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a significant primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could jeopardize the rating agencies ratings of the AMPS. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations or the value of credit derivatives if the Fund has sold credit protection.

Debt Securities Risk

        In addition to credit risk, investment in debt securities carries certain risks including:

  •
  Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

  •
  Liquidity—Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Common Stock Risk

        To the extent the Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Income Risk

        The income shareholders receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund's holdings of preferred stock and bonds, if any, could drop as well, which could reduce the amount of income available to pay dividends with respect to the AMPS.

Foreign Securities Risk

        The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund will not invest more than 25% of its assets, at the time of acquisition, in securities (including equity and fixed income securities) of governments and companies in emerging markets. However, the Fund has no other investment restrictions with respect to investing in foreign issuers.

Emerging Markets Risk

        Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Non-Investment Grade Securities Risk

        The Fund's investments in preferred stocks and bonds of below investment grade quality (commonly referred to as "high yield" or "junk bonds"), if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest more than 20% of its total assets in securities rated below investment grade. The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

REIT Risk

        If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

        Qualification as a REIT in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

        The Fund does not expect to invest a significant portion of its assets in REITs but does not have any investment restrictions with respect to such investments.

Preferred Securities Risk

        In addition to credit risk, investment in preferred securities carries certain risks including:

  •
  Deferral Risk—Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

  •
  Redemption Risk—Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

  •
  Limited Voting Rights—Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.

  •
  Subordination—Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

  •
  Liquidity—Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Interest Rate Risk

        Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the net asset value and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem or prepay securities prior to maturity, which could result in the Fund's having to reinvest in lower yielding debt securities or other types of securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. This is known as maturity risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.

Derivatives Risk

        Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

Hedging Strategy Risk

        Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, swaptions and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities and making short sales of securities "against the box." The Fund intends to comply with regulations of the Securities and Exchange Commission involving "covering" or segregating assets in connection with the Fund's use of options and futures contracts.

        There are economic costs of hedging reflected in the pricing of futures, swaps, options, and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in Clough's choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income, in an attempt to mitigate the impact on the Fund's assets of the expected normal cost of hedging.

        There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedge instruments is subject to Clough's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that Clough's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Inflation Risk

        Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the AMPS and dividends thereon can decline.

Management Risk

        The Fund is subject to management risk because it is an actively managed portfolio. Clough and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Small and Medium Cap Company Risk

        Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that Clough believes appropriate, and offer greater potential for gains and losses.

Anti-Takeover Provisions

        The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Agreement and Declaration of Trust—Anti-Takeover Provisions in the Declaration of Trust."

Convertible Securities Risk

        The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

        A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

Liquidity Risk

        Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by Clough or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Market Disruption Risk

        The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, the continued presence in Iraq of coalition forces and events in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, ratings, secondary trading, credit risk, inflation and other factors relating to the AMPS.

Portfolio Turnover Risk

        The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short-term capital gains taxable as ordinary income.

MANAGEMENT OF THE FUND

Trustees and Officers

        The Board of Trustees is responsible for protecting the interests of the shareholders under Delaware and Federal law. The Board of Trustees meets periodically throughout the year to oversee the Fund's activities and review its performance. The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by Clough. There are eight trustees of the Fund. Two of the trustees are "interested persons" (as defined in the 1940 Act) of the Fund. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

Investment Adviser

        Clough Capital Partners LP, located at One Post Office Square, 40th Floor, Boston, Massachusetts 02109, serves as investment adviser to the Fund.

        Clough is registered with the Securities and Exchange Commission as an investment adviser under the Advisers Act. Clough began conducting business in 2000 and had approximately $2.8 billion under management as of September 30, 2006, including approximately $1.2 billion related to the Fund. Clough is a Delaware limited partnership organized on September 27, 1999.

        Pursuant to the Investment Advisory Agreement, Clough has agreed to provide a continuous investment program for the Fund, including investment research and management with respect to the assets of the Fund. Clough is entitled to receive a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

        A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement will be available in the Fund's Semi-Annual Report for the fiscal period ended September 30, 2006, which is expected to be filed with the Securities and Exchange Commission in early December 2006.

        Under its arrangements with other funds that it manages, Clough receives a portion of the appreciation of such funds' portfolios. This may create an incentive for Clough to allocate attractive investment opportunities to such funds. However, Clough has procedures designed to allocate investment opportunities in a fair and equitable manner.

        Charles I. Clough, Jr., Eric A. Brock and James E. Canty are the Fund's portfolio managers responsible for the day-to-day management of the Fund (collectively, the "Portfolio Managers"). In carrying out their responsibilities for the management of the Fund's portfolio of securities, the Portfolio Managers allocate these securities into sectors. Each Portfolio Manager has primary responsibility for certain sectors, but the Portfolio Managers generally consult each other with respect to significant investment decisions. In cases where the Portfolio Managers are not in agreement with regard to an investment decision, Mr. Clough has ultimate authority to decide the matter.

        The Statement of Additional Information contains additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Fund.

Charles I. Clough, Jr.

        Charles I. Clough, Jr. has been active in the securities and investment business for over 40 years. His experience covers most analytical functions from research analyst to portfolio management. In January 2000, Mr. Clough founded Clough Capital Partners LP, which began serving as investment adviser for two U.S. hedge funds on March 1, 2000. From 1987 through January 2000, Mr. Clough was

Chief Investment Strategist at Merrill Lynch, where he was responsible for directing the global investment strategy research effort for one of the world's largest investment firms. Using a theme-based investment approach, Mr. Clough advised many of the world's top institutions and investors on portfolio strategy. He was named to the Institutional Investor All-America Research Team for 12 consecutive years and earned first place rankings on three separate occasions. Mr. Clough has been consistently recognized as a top strategist in areas such as U.S. equities, global investments and fixed income.

        Prior to his tenure at Merrill Lynch, Mr. Clough was Director of Investment Policy and Chief Strategist at Cowen & Co. Previously, he had been Director of Research and Portfolio Manager at The Boston Company, Portfolio Manger at Colonial Management Associates and Vice President and Senior Research Analyst for Donaldson, Lufkin & Jenrette and Alliance Capital Management Company. Mr. Clough serves on the boards of a number of educational, hospital and charitable institutions, including his alma mater, Boston College and the Yawkey Foundation, where he currently serves as Chairman of the Board of Trustees. He is also an ordained Deacon in the Roman Catholic Archdiocese of Boston and serves in that capacity at his local parish in Concord, Massachusetts. Mr. Clough graduated magna cum laude in history from Boston College and earned an MBA at the University of Chicago.

Eric A. Brock

        Eric A. Brock is a founding partner of Clough Capital Partners LP. Mr. Brock worked from 1997 to 2000 as an investment banker in the Leveraged Finance Group of Bear Stearns & Co. Inc. ("Bear Stearns"). While at Bear Stearns, Mr. Brock was responsible for raising growth capital (primarily through the issuance of high yield securities) for a number of companies in a variety of industries, including media, telecommunications, health care, and natural resources. His activities at Bear Stearns included structuring and financing mergers and acquisitions. Mr. Brock worked as a certified public accountant at Ernst & Young LLP (1992-1995). He holds an MBA with concentrations in finance and economics from the University of Chicago where he graduated with honors in 1997 and a Bachelor of Science degree in accounting from Boston College in 1992. Mr. Brock is a son-in-law of Mr. Clough.

James E. Canty

        James E. Canty is a founding partner of Clough Capital Partners LP. In addition to his investment duties, Mr. Canty also serves as Chief Financial Officer and General Counsel for Clough Capital Partners LP. Prior to this, Mr. Canty worked as an attorney from 1990 to 2000 specializing in the areas of corporate and securities law. Mr. Canty has worked as a corporate and securities lawyer and Director of Investor Relations for Converse Inc. (1995-2000), and as a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. (1993-1994) and Bingham, Dana and Gould (1990-1993). In addition, Mr. Canty served as an Adjunct Professor at Northeastern University from 1996-2000. Mr. Canty worked as a certified public accountant at KPMG Peat Marwick from 1984 through 1987. He holds a Juris Doctor degree from Georgetown University where he graduated with honors in 1990 and a Bachelor of Business Administration in accounting from St. Bonaventure University where he graduated with honors in 1984. Mr. Canty is a member of the Bar in the Commonwealth of Massachusetts. Mr. Canty is a son-in-law of Mr. Clough.

Administrator

        ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. As sponsor and a promoter of the Fund, ALPS has control over the Fund and is thus an "interested person" of the Fund for purposes of the 1940 Act. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. Pursuant to the Administration Agreement, ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, interest expenses, if any, portfolio transaction expenses, litigation expenses, taxes, costs of AMPS, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, extraordinary expenses and dividends on securities sold short. ALPS is entitled to receive a monthly fee at the annual rate of .32% of the Fund's average daily total assets.

Estimated Expenses

        Clough and ALPS are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. Clough and ALPS are each obligated to pay the fees of any Trustee of the Fund who is affiliated with it. ALPS is also obligated to pay expenses as set forth in the Administration Agreement described in "—Administrator" above.

        ALPS estimates that the Fund's annual operating expenses will be approximately $18,640,000. No assurance can be given, in light of the Fund's investment objective and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate. Costs incurred in connection with the organization of the Fund, estimated at $368,000, were borne evenly by ALPS and Clough.

        The Advisory Agreement authorizes Clough to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

 DESCRIPTION OF AMPS

        The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Statement attached as Appendix A to the Statement of Additional Information.

General

        The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of AMPS and Other Preferred Shares, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement provides for the AMPS being offered pursuant to this prospectus, and currently authorizes the issuance of all five series of the AMPS. The AMPS will have a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared).

        The AMPS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods for the AMPS. The applicable rate for a particular dividend period for the AMPS will be determined by an auction conducted on the business day before the start of such dividend period. Beneficial owners and potential beneficial owners of the AMPS may participate in auctions, although, except in the case of special rate periods of longer than 91 days, beneficial owners desiring to continue to hold all of their AMPS regardless of the applicable rate resulting from auctions need not participate in order to continue to hold the AMPS. For an explanation of auctions and the method of determining the applicable rate, see "—Dividends and Dividend Periods" below and "The Auctions."

        The nominee of the Depository Trust Company ("DTC") is expected to be the sole holder of record of the AMPS. Accordingly, each purchaser of the AMPS must rely on (i) the procedures of the DTC and, if such purchaser is not a member of the DTC, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of DTC and, if such purchaser is not a member of the DTC, such purchaser's Agent Member, to evidence its beneficial ownership of the AMPS.

        The AMPS of each series will rank on parity with any series of Other Preferred Shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each of the AMPS carries one vote on matters on which AMPS can be voted. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Trustees may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

        The following is a general description of dividends and dividend periods for the AMPS.

        Dividend Periods.    The initial dividend period and rate for each series of AMPS is as set forth below:

Series	Initial Dividend Period	Initial Dividend Rate
M7	days		%
W7	days		%
F7	days		%
T28	days		%
Th28	days		%

        Any subsequent rate periods of a series of AMPS will generally be seven days (in the case of Series M7, W7 and F7) or 28 days (in the case of Series T28 and Series TH28) (collectively, "Subsequent Rate Periods"). The Fund, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as special rate periods. See "—Designation of Special Rate Periods" below.

        Dividend Payment Dates.    Dividends on each series of the AMPS will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. Dividends are scheduled to be paid for each series as follows:

Series	Initial Dividend Payment Date	Subsequent Dividend Payment Dates
Series M7	, 2006	Every seven days
Series W7	, 2006	Every seven days
Series F7	, 2006	Every seven days
Series T28	, 2006	Every 28 days
Series Th28	, 2006	Every 28 days

        Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special rate period of more than seven days in the case of Series M7 AMPS, Series W7 AMPS and Series F7 AMPS or more than 28 days in the case of Series T28 AMPS and Series Th28 AMPS, provided that such dates shall be set forth in the notice of special rate period relating to such special rate period.

        If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

  •
  the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

  •
  the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

  •
  the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

        Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

        Calculation of Dividend Payment.    The Fund computes the dividends per share payable on AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the dividend period or partial dividend period that the AMPS are outstanding and for which dividends are payable on such dividend payment date and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

        Dividends on AMPS will accumulate from the date of their original issue. For each dividend payment period after the initial rate period, the dividend will normally be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

        Determination of Maximum Applicable Rate.    The maximum applicable rate for any standard rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the reference rate or (B) the applicable spread plus the reference rate. The reference rate is the applicable LIBOR Rate (for a dividend period or a special rate period of fewer than 365 days), or the Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the reference rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and the applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by S&P and Fitch. If S&P and Fitch or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The applicable spread and the applicable percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in "—Rating Agency Guidelines and Asset Coverage"). The Fund shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for the AMPS. If neither S&P nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

Credit Ratings for AMPS
S&P	Fitch	Applicable Percentage of Reference Rate	Applicable Spread
AAA	AAA	125%	125 bps
AA- to AA+	AA- to AA+	150%	150 bps
A- to A+	A- to A+	200%	200 bps
BBB- to BBB+	BBB- to BBB+	250%	250 bps
BB+ and below	BB+ and below	300%	300 bps

        The "LIBOR Rate," as described in greater detail in the Statement, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable rate period for a series of the AMPS.

        The "Treasury Index Rate," as described in greater detail in the Statement, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable rate period for a series of the AMPS.

        Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.5%	7.25%	Percentage

        The Fund's Board of Trustees may adjust the applicable spread and/or the applicable percentage to increase the percentage amount by which the reference rate described above is multiplied, or to increase the spread added to the reference rate, to determine the maximum applicable rate shown without the vote or consent of the holders of the AMPS, including each series, or any other shareholder of the Fund, but only (i) after consultation with the Broker-Dealers and (ii) with confirmation from each rating agency then rating the AMPS that such action will not impair such agency's then-current rating of the AMPS, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "—Rating Agency Guidelines and Asset Coverage."

        Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit may result in the cancellation of an auction, and the dividend rate will be the maximum applicable rate until such failure to deposit is cured or, if not timely cured, a non-payment rate of 300% of the applicable reference rate. The Fund does not intend to establish any reserves for the payment of dividends.

        Restrictions on Dividends, Redemption and Other Payments.    Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the AMPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its senior securities which are stock) or (ii) declare any other distribution on the AMPS or purchase or redeem AMPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of AMPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

        In addition, a declaration of a dividend or other distribution on or purchase or redemption of AMPS may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

        While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of S&P's coverage requirements, immediately after such transaction, the aggregate discounted value of the S&P eligible assets (i.e., the aggregate value of the Fund's portfolio discounted according to S&P's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any Other Preferred Shares outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "Rating Agency Guidelines" below);

  •
  In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate discounted value of the Fitch eligible assets (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

  •
  Immediately after such transaction, the Investment Company Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines and Asset Coverage" below) is met;

  •
  Full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

  •
  The Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption contained in the Statement.

        The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

        Designation of Special Rate Periods.    The Fund may, in certain situations, at its sole option, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a "notice of special rate period") to the auction agent and to each Broker-Dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency's then-current rating on the AMPS, and the lead Broker-Dealer designated by the Fund, initially Merrill Lynch must not have objected to the declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined under "—Rating Agency Guidelines and Asset Coverage"). A notice of special rate period also will specify whether the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

        Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of AMPS will have equal voting rights (one vote per share) with holders of Common Shares and any Other Preferred Shares, and will vote together with holders of Common Shares and any Other Preferred Shares as a single class.

        Holders of outstanding AMPS and Other Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's trustees. The remaining trustees are elected by holders of Common Shares, AMPS and Other Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding AMPS or Other Preferred Shares are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding AMPS and Other Preferred Shares is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of AMPS and Other Preferred Shares, as described above, would constitute a majority of the Board. The holders of AMPS and Other Preferred Shares will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding AMPS and Other Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of AMPS and Other Preferred Shares will automatically terminate.

        So long as any AMPS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of a majority of the AMPS outstanding at the time (voting together as a separate class):

          (a)   authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of the AMPS or any other class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of Other Preferred Shares on parity with the AMPS, the Fund obtains written confirmation from S&P (if S&P is then rating the AMPS), Fitch (if Fitch is then rating the AMPS) or any substitute rating agency (if any such substitute rating agency is then rating the AMPS) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the AMPS and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act

  Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the AMPS is not required;

          (b)   amend, alter or repeal the provisions of the Agreement and Declaration of Trust or the Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the AMPS or holders of AMPS; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount;

          (c)   authorize the Fund's conversion from a closed-end to an open-end investment company; or

          (d)   approve any reorganization (as such term is used in the Investment Company Act) adversely affecting the AMPS.

        In the case of an event described in (c) or (d) above, the required approval by holders of AMPS will be satisfied if there is an affirmative vote or consent of holders of a "majority of outstanding voting securities" (within the meaning of Section 2(a)(42) of the 1940 Act) with respect to the AMPS.

        So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law.

        To the extent permitted under the Investment Company Act, the Fund will not approve any of the actions set forth in (a) or (b) above that materially and adversely affects the rights expressly set forth in the Fund's Agreement and Declaration of Trust or the Statement, of a holder of a series of the AMPS or Other Preferred Shares differently than those of a holder of shares of any other series of AMPS or Other Preferred Shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Fund's Agreement and Declaration of Trust or the Statement, no vote of holders of Common Shares, either separately or together with holders of AMPS and Other Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of Common Shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of Common Shares expressly set forth in the Fund's charter.

        The foregoing voting provisions will not apply with respect to the AMPS if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Rating Agency Guidelines and Asset Coverage

        The Fund is required under S&P and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Fitch guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the AMPS then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt (plus accrued and projected interest), (iii) certain Fund expenses and (iv) certain other current liabilities.

        The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the AMPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("Investment Company Act Preferred Shares Asset Coverage"). S&P and Fitch have agreed that the auditors must issue a report once per year regarding the asset coverage test on the last business day of each March. Based on the Fund's assets and liabilities as of September 30, 2006, and assuming the issuance of all AMPS offered hereby and the use of the proceeds as intended, the Investment Company Act Preferred Shares Asset Coverage with respect to the AMPS would be computed as follows:

Value of Fund Assets less liabilities not constituting senior securities	$1,393,476,164	=	309.66%

Senior securities representing indebtedness plus liquidation value of the AMPS	$450,000,000

        If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under "Redemption."

        The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P and Fitch. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Fitch, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Fitch to the AMPS.

        As described by S&P and Fitch, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay AMPS obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Fitch by the Fund and ALPS and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

        The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Fitch for rating the AMPS.

Redemption

        Mandatory Redemption.    The Fund is required to maintain (a) a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the AMPS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the AMPS, the Fund must redeem all or a portion of the AMPS. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds in accordance with the Fund's Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of AMPS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding AMPS and Other Preferred Shares of the Fund. The mandatory redemption will be limited to the number of AMPS necessary to restore the required discounted value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

        Optional Redemption.    The Fund at its option may, without the consent of the holders of AMPS, redeem the shares of any series of AMPS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000, plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special dividend period. No shares of a series of the AMPS may be redeemed if the redemption would cause the Fund to violate the 1940 Act or applicable law. The Fund has the authority to redeem AMPS for any reason.

Liquidation Rights

        Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of AMPS of the full preferential amounts provided for as described herein, the holders of AMPS as such will have no right or claim to any of the remaining assets of the Fund.

        Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

THE AUCTIONS

General

        The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell AMPS. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

        Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for AMPS, so long as the applicable rate for AMPS is to be based on the results of an auction. The Fund currently compensates the auction agent by paying a $2,500 one-time fee, plus annual fees of $6,500 per class of 7-day AMPS and $5,000 per class of 28-day AMPS. The Fund also reimburses the auction agent for certain out of pocket expenses.

        The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers.

        The auction agent intends to enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for AMPS.

        The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge normally calculated at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by that Broker-Dealer's customer upon settlement in an auction. For any rate period of one year or longer, the service charge will be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate AMPS with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such Broker-Dealer or (ii) the subject of the following orders submitted by such Broker-Dealer: (A) a submitted bid of an existing holder that resulted in such existing holder continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential holder that resulted in such potential holder purchasing such shares as a result of the auction or (C) a submitted hold order. A Broker-Dealer may share a portion of any such fees with non-participating Broker-Dealers that submit orders to the Broker-Dealer for an auction that are placed by that Broker-Dealer in such auction.

        The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the other agreements.

  Role of Broker-Dealer

        The Broker-Dealers have been appointed by the issuers of various auction rate securities to serve as dealers in the auctions for those securities and are paid by the issuers for their services.

        A Broker-Dealer receives broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through a Broker-Dealer in auctions. A Broker-Dealer is designated in the Broker-Dealer Agreement as the Broker-Dealer to contact existing holders of AMPS and potential holders of AMPS and solicit bids for the AMPS. The Broker-Dealer will receive Broker-Dealer fees from the Fund with respect to the AMPS sold or successfully placed through it in auctions. The Broker-Dealer may share a portion of such fees with other dealers that submit orders through it that are filled in the auction.

  Bidding by Broker-Dealer

        Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of the other orders placed through it in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the auction, a Broker-Dealer's interests in serving as Broker-Dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See "—Role of Broker-Dealer." A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

        Where a Broker-Dealer is the only Broker-Dealer appointed by the Fund to serve as Broker-Dealer in the auction, it would be the only Broker-Dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the Broker-Dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

        Each Broker-Dealer may place bids in auctions including auctions for securities other than the AMPS for its own account to prevent an "auction failure" (which occurs if there is a lack of sufficient clearing bids and results in auction rate being set at the maximum rate) or to prevent an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities. Each Broker-Dealer may place one or more Bids in an auction to prevent an auction failure or to prevent auctions from clearing at a rate that the Broker-Dealer believes does not reflect the market for such AMPS. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding in an auction for its own account, the Broker-Dealer may also bid inside or outside the range of rates that it posts in its price talk. See "—Price Talk."

        Each Broker-Dealer routinely encourages bidding by others in auctions for which it serves as Broker-Dealer including auctions for securities other than the AMPS. Each Broker-Dealer also may encourage bidding by others in auctions, including to prevent an auction failure or an auction from clearing at a rate that the Broker-Dealer believes does not reflect the market for the AMPS. A Broker-Dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

        Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the auction rate—including preventing the auction rate from being set at the maximum rate or otherwise causing bidders to receive a lower rate than they might have received had the broker-dealer not bid and (ii) the allocation of the AMPS being auctioned—including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A Broker-Dealer is not obligated to continue to place such bids or not encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a rate such Broker-Dealer believes does not reflect the market for the AMPS. Investors should not assume that such Broker-Dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause lower auction rates to occur.

        In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the auction rate for the next succeeding auction period will be the all-hold-rate (such a situation is called an "all hold auction"). If the Broker-Dealer holds any AMPS for its own account on an auction date, such Broker-Dealer may submit a sell order into the auction with respect to such AMPS, which would prevent that auction from being an all hold auction. Such Broker-Dealer may, but is not obligated to, submit bids for its own account in that same auction, as set forth above.

  "Price Talk"

        Before the start of an auction, each Broker-Dealer, in its discretion, may make available to its customers who are existing holders and potential holders such Broker-Dealer's good faith judgment of the range of likely clearing rates for the auction based on market and other information. This is known as "price talk." Price talk is not a guaranty that the dividend rate established through the auction will be within the price talk, and existing holders and potential holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in the Fund's credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential holders should confirm with the Broker-Dealer the manner by which the Broker-Dealer will communicate price talk and any changes to price talk.

  "All-or-Nothing" Bids

        Broker-Dealers do not accept "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of AMPS where there are not sufficient sell orders to fill all bids at the winning bid rate.

  No Assurances Regarding Auction Outcomes

        The Broker-Dealer provides no assurance as to the outcome of any auction. The Broker-Dealer also does not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any AMPS purchased or retained in the auction may be lower than the market rate for similar investments.

        A Broker-Dealer will not agree before an auction to buy AMPS from or sell AMPS to a customer after the auction.

  Deadlines

        Each particular auction has a formal deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the "submission deadline." To provide sufficient time to process and submit customer bids to the auction agent before the submission deadline, each

Broker-Dealer imposes an earlier deadline—called the "internal submission deadline"—by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by the Broker-Dealer. Potential holders should consult with the Broker-Dealer as to its internal submission deadline. A Broker-Dealer may allow for correction of clerical errors after the internal submission deadline and prior to the submission deadline. A Broker-Dealer may submit bids for its own account at any time until the submission deadline. The auction agent allows for the correction of clerical errors after the submission deadline but prior to the announcement of the auction results.

  Existing Holder's Ability to Resell Auction Rate Securities May Be Limited

        An existing owner may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a Broker-Dealer.

        Existing Holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase all those AMPS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the AMPS subject to such submitted sell orders. As discussed above (see "—Bidding by Broker-Dealer"), a Broker-Dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the Fund's credit were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid.

        Between auctions, there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide existing holders the ability to resell the AMPS on the terms or at the times desired by an existing holder. Each Broker-Dealer, in its own discretion, may decide to buy or sell the AMPS in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the AMPS. However, a Broker-Dealer is not obligated to make a market in the AMPS and may discontinue trading in the AMPS without notice for any reason at any time. Existing holders who resell between auctions may receive an amount less than par, depending on market conditions.

        If an existing owner purchased AMPS through a dealer which is not a Broker-Dealer for the AMPS, such existing owner's ability to sell its AMPS may be affected by the continued ability of its dealer to transact trades for the AMPS through the Broker-Dealer. The ability to resell the AMPS will depend on various factors affecting the market for the AMPS, including news relating to AMPS, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the AMPS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the AMPS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in "—Securities and Exchange Commission Settlement" below) or press reports, financial reporting cycles and market conditions generally. Demand for the AMPS may change without warning, and declines in demand may be short-lived or continue for longer periods.

  Resignation of the Auction Agent or the Broker-Dealer Could Impact the Ability to Hold Auctions

        The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 30 days notice to the Fund if amounts due to it have not been paid. The auction agent may also elect to terminate the Auction Agency Agreement upon at least 60 days' prior notice to the Fund for any reason. The Broker-Dealer Agreements provide that a Broker-Dealer thereunder may terminate such agreement upon five days' written notice and does not require, as a condition to the effectiveness of such termination, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent or Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the AMPS will be determined as described in the Fund's Statement of Preferences.

  Securities and Exchange Commission Settlement

        On May 31, 2006, the U.S. Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, Citigroup Global Markets Inc. and A.G. Edwards & Sons, Inc. (the "Settlement Parties"), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch and Citigroup Global Markets Inc. each agreed to pay a civil monetary penalty of $1.5 million and A.G. Edwards & Sons, Inc. agreed to pay a civil monetary penalty of $125,000. In addition, each Settlement Party, without admitting or denying the Securities and Exchange Commission's allegations, agreed to be censured, to cease and desist from violating certain provisions of the securities laws, to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Party to conduct the auction process in accordance with disclosed procedures. Each Settlement Party can offer no assurance as to how the settlement may affect the market for the AMPS.

Auction Procedures

        Prior to the submission deadline on each auction date for the AMPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of a series of the AMPS may submit the following types of orders with respect to shares of such series of the AMPS to that Broker-Dealer:

          1.     Hold Order-indicating its desire to hold the AMPS of such series without regard to the applicable rate for the next rate period.

          2.     Bid-indicating its desire to purchase or hold the indicated number of the AMPS of such series at $25,000 per share if the applicable rate for the AMPS of such series for the next rate period is not less than the rate specified in the bid, or indicating its desire to sell the AMPS of such series at $25,000 per share if the applicable rate for the AMPS of such series for the next period is less than the rate or spread specified in the bid.

          3.     Sell Order-indicating its desire to sell the shares of such series of the AMPS at $25,000 per share without regard to the applicable rate for the AMPS of such series for the next period.

        A beneficial owner of AMPS may submit different types of orders to its Broker-Dealer with respect to AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a special rate period, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the AMPS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

        A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of the AMPS but that wishes to purchase shares of such series of the AMPS or that is a beneficial owner of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of AMPS held by it.

        There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

        If there are not sufficient clearing bids for such series, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

        A Broker-Dealer may also bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an "all-hold" Auction, or (iii) an applicable rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise beneficial owners of AMPS that the applicable rate that would apply in an "all-hold" Auction may be lower than would apply if beneficial owners submit bids, and such advice, if given, may facilitate the submission of bids by beneficial owners that would avoid the occurrence of an "all-hold" Auction.

        The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

        The auctions will normally be held every seven days (normally every Monday) in the case of Series M7 AMPS, every seven days (normally every Wednesday) in the case of Series W7 AMPS, every seven days (normally every Friday) in the case of Series F7 AMPS, every 28 days (normally every fourth Tuesday) in the case of Series T28 AMPS, and every 28 days (normally every fourth Thursday) in the case of Series Th28 AMPS. Each Subsequent Rate Period will normally begin on the following Business Day.

        If an Auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction procedures for any reason, then the dividend rate for the next dividend period will be the dividend rate determined on the previous Auction date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the dividend rate for the next dividend period shall be the dividend rate determined by auction on the first business day following such Auction date.

        The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS of any series, and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate to sell all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 3.9%	Bid order of 3.9% rate to sell all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

        The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by potential holder D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of AMPS

        The Broker-Dealers are expected to maintain a secondary trading market in the AMPS outside of the auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be listed on any stock exchange or on any automated quotation system.

        Investors who purchase AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a Broker-Dealer may, in its own discretion, decide to sell AMPS in the secondary market to investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

        A beneficial owner or an existing holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only:

  •
  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

  •
  to a Broker-Dealer; or

  •
  to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your AMPS in the name of a Broker-Dealer, a sale or transfer of your AMPS to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the AMPS immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

        Further description of the auction procedures can be found in the Statement.

U.S. FEDERAL INCOME TAX MATTERS

        The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of AMPS of the Fund and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Taxation of the Fund

        The Fund has elected and intends to continue to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gains distributions. The Fund intends to distribute substantially all of such income and gain each year.

        Based in part on the lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law, the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Fund's current and accumulated earnings and profits as calculated for federal income tax purposes.

Taxation of Shareholders

        Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits (except to the extent that the distributions constitute to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's AMPS and then to the Fund's Common Shares.

        Subject to certain conditions and limitations, under applicable U.S. federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a regulated investment company. A corporation that owns Common Shares or AMPS generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

        For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

        To the extent that the source of dividends or distributions with respect to the AMPS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or AMPS (collectively, the "Shares") in the Fund may be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

        In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

        Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions paid to the AMPS as capital gain dividends in compliance with the IRS position, but only to the extent that capital gains are declared on ordinary shares. As discussed elsewhere in this section, the Fund also intends to designate a portion of its distributions paid to the AMPS as either dividends eligible for the Dividends Received Deduction or qualified dividends.

        If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of AMPS—Dividends and Dividend, Periods—Restrictions on Dividends, Redemption and Other Payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of AMPS—Redemption." There can be no assurance, however, that any such action would achieve that objective.

        Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

        Under current law, certain income distributions paid by the Fund to individual and non-corporate taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals and non-corporate taxpayers from certain domestic and foreign corporations will also be taxed at this reduced tax rate. Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund would be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends were attributable to such qualified dividend income received by the Fund and to the extent that the Fund were to designate such portion as qualified dividend income. For this purpose, "qualified dividends" means dividends received by the Fund from United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. This tax treatment applies only if certain holding period and other requirements described below are satisfied by the shareholder with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself.

        A dividend will not be treated as qualified dividend income of the shareholder if any of the following criteria are satisfied with respect to either the Fund or the shareholder: (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock) (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury currently has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

        Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the National Association of Securities Dealers' Automatic Quotation System ("NASDAQ").

        A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a passive foreign investment company as defined in the Code.

        In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

        Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions

(collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. It is not likely the Fund will make this election.

        The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Sales of AMPS

        The sale of AMPS (including transfers in connection with a redemption or repurchase of AMPS treated as a sale or exchange) will be a taxable transaction for U.S. federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount of cash and the fair market value of any property received and the holder's adjusted tax basis in the AMPS. If the AMPS are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the AMPS have been held for more than one year. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) a reduced 15% for gains recognized on the sale of capital assets held for more than one year (5% for individuals in the 10% or 15% tax brackets). The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized in taxable years beginning before January 1, 2011. Any loss realized on a disposition of AMPS held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those AMPS. A shareholder's holding period for AMPS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of AMPS will be disallowed to the extent those AMPS are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original AMPS. In that event, the basis of the replacement AMPS will be adjusted to reflect the disallowed loss.

        An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

        The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Individuals and certain other non-corporate shareholders who are not automatically exempt from information reporting, and thus backup withholding, will be exempt if they provide the Fund with their taxpayer identification number by providing a properly completed IRS Form W-9. Such "backup withholding" from taxable dividends and capital gain distributions is also required for such shareholders who fail to provide certain other certifications or are otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

        The foregoing briefly summarizes some of the important U.S. federal income tax consequences of investing in AMPS, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisors regarding other U.S. federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

        The Fund is an unincorporated statutory trust established under the laws of the state of Delaware by a Certificate of Trust dated January 12, 2006, which became effective upon filing with the Secretary of State of Delaware on January 17, 2006. The Agreement and Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest, no par value, all of which shares were initially classified as Common Shares. The Agreement and Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including AMPS, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the AMPS, see "Description of AMPS."

        Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding AMPS. Neither holders of Common Shares nor holders of AMPS have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding AMPS, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Agreement and Declaration of Trust provides that no Shareholder shall be subject in such capacity to any personal liability whatsoever to any person in connection with the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

        Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding AMPS or Other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of AMPS—Voting Rights."

        Holders of AMPS are entitled to one vote for each share held. The Common Shares, AMPS and any Other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, AMPS and any Other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, AMPS and any Other Preferred Shares will not be able to elect any of such Trustees.

        So long as any AMPS or any Other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on AMPS and Other Preferred Shares, or accrued interest on borrowings, have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding AMPS and Other Preferred Shares (expected to equal the aggregate original purchase price of the outstanding AMPS and Other Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the AMPS from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. The Fund intends, however, to the extent possible to purchase or redeem AMPS or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the AMPS in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the AMPS to the holders thereof. See "Description of AMPS—Dividends and Dividend Periods—Restrictions on Dividends, Redemption and Other Payments."

        The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

        The Common Shares of the Fund began trading on the Exchange on April 26, 2006. On June 30, 2006, the net asset value per share of Common Shares and the closing price per share of Common Shares on the American Stock Exchange were $18.71 and $19.24, respectively.

Preferred Shares

        Under the 1940 Act, the Fund is permitted to have outstanding more than one series of AMPS or Other Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Other Preferred Shares have pre-emptive rights to purchase any AMPS or any Other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

Anti-Takeover Provisions in the Declaration of Trust

        The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

        The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

        In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any Common Shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred Common Shares.

        The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common

Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

Conversion to Open-End Fund

        The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the Securities and Exchange Commission applicable to open-end management investment companies, including the limitation that open-end management investment companies invest no more than 15% in illiquid securities. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding AMPS and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

UNDERWRITING

        Subject to the terms and conditions stated in a purchase agreement dated            , 2006, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

	Number of AMPS
Underwriter	Series M7	Series W7	Series F7	Series T28	Series Th28
Merrill Lynch, Pierce, Fenner & Smith Incorporated	2,340	2,340	2,340	2,340	2,340
Citigroup Global Markets Inc.	720	720	720	720	720
A.G. Edwards & Sons, Inc.	540	540	540	540	540

Total	3,600	3,600	3,600	3,600	3,600

        The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including, without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of "AAA" ratings on the AMPS by both S&P and Fitch as of the time of the offering. The underwriters are obligated to purchase all the AMPS if they purchase any of the AMPS. In the purchase agreement, the Fund and Clough have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

        The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not in excess of $                              per share. The sales load of $250 per share is equal to 1% of the initial offering price of the AMPS. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS on or before            , 2006.

        The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

        The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

        The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

        The settlement date for the purchase of the AMPS will be            , 2006, as agreed upon by the underwriters, the Fund and ALPS pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

CUSTODIAN AND TRANSFER AGENT

        The Bank of New York is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. ALPS maintains the Fund's general ledger and computes net asset value per share daily.

        The Bank of New York also serves as the transfer agent of the Fund.

LEGAL MATTERS

        Certain legal matters in connection with the issuance of Preferred Shares will be passed upon for the Fund by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the underwriters by Clifford Chance US LLP. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Bingham McCutchen LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The statement of assets and liabilities included in this prospectus has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

        The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (877) 256-8445.

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

THE FUND'S PRIVACY POLICY

        The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

  •
  Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

  •
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

  •
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

  •
  The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

        For more information about the Fund's privacy policies call (877) 256-8445 (toll-free).

$450,000,000

Clough Global Opportunities Fund

Auction Market Preferred Shares ("AMPS")
3,600 Shares, Series M7
3,600 Shares, Series W7
3,600 Shares, Series F7
3,600 Shares, Series T28
3,600 Shares, Series Th28
Liquidation Preference $25,000 per Share

PROSPECTUS

Merrill Lynch & Co.
Citigroup
A.G. Edwards

                          , 2006

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to completion, dated October    , 2006

STATEMENT OF ADDITIONAL INFORMATION
                        , 2006

Clough Global Opportunities Fund
1625 Broadway, Suite 2200
Denver, Colorado 80202
(877) 256-8445 (toll-free)

        This Statement of Additional Information ("SAI") is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of the Clough Global Opportunities Fund (the "Fund"), dated                        , 2006, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (877) 256-8445 (toll-free). You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http:/ /www.sec.gov).

        Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the prospectus or the Statement of Preferences of Auction Market Preferred Shares (the "Statement") attached hereto as Appendix A.

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ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

        Primary investment strategies are described in the prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Clough may, but is not required to, buy any of the following instruments or use any of the following techniques, and would do so only if it believes that doing so will help to achieve the Fund's investment objectives.

Derivative Instruments

        Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the United States or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before than can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the Securities and Exchange Commission takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

        Foreign exchange traded futures contracts and options thereon may be used only if Clough determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

        If a put option is written by the Fund, the Fund must (1) deposit with its custodian in a segregated account liquid securities having a value at least equal to the exercise price of the underlying securities, (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a

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segregated account) or (3) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

Corporate Bonds And Other Debt Securities

        The Fund may invest in corporate bonds, including below investment grade quality bonds, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

        Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Clough seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

        The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Clough's research and analysis when investing in Non-Investment Grade Bonds. Clough seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

        A general description of the ratings of securities by Moody's, S&P and Fitch is set forth in Appendix B to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Clough does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

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        In the event that a rating agency or Clough downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Clough may consider such factors as Clough's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

Investment Restrictions

  Fundamental Restrictions

        The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

          (1)   Borrow money, except as permitted by the 1940 Act. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

          (2)   Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

          (3)   Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4)   Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;

          (5)   Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

          (6)   Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

          (7)   Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and

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          (8)   Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry or group of related industries.

  Nonfundamental Restriction

        The Fund has adopted the following nonfundamental investment policy which may be changed by the Board of Trustees without approval of the Fund's shareholders. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the rules thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

        Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum or minimum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by Clough if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Temporary Borrowings

        The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

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TRUSTEES AND OFFICERS

        The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act.

INTERESTED TRUSTEES AND OFFICERS

Name, Age & Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
James E. Canty, age 44 One Post Office Square, Suite 4000 Boston, Massachusetts 02109	Trustee	Since inception.	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd., Clough Global Allocation Fund and Clough Global Equity Fund. Because of his affiliation with Clough, Mr. Canty is considered an "interested" Trustee of the Fund.	3
Edmund J. Burke, age 45 1625 Broadway, 40th Floor Denver, Colorado 80202	Principal Executive Officer and President Trustee	Since inception. Since July 12, 2006	Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Burke is currently the President of Financial Investors Trust, Reaves Utility Income Fund, and President and Trustee of Clough Global Allocation Fund and Clough Global Equity Fund. Mr. Burke is also Trustee of the Financial Investors Variable Insurance Trust.	3
Jeremy O. May, age 36 1625 Broadway, Suite 2200 Denver, Colorado 80202	Treasurer	Since inception.	Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Financial Investors Trust, Reaves Utility Income Fund, Clough Global Allocation Fund and Clough Global Equity Fund.	3
Erin E. Douglas, age 29 1625 Broadway, Suite 2200 Denver, Colorado 80202	Secretary	Since inception.	Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Allocation Fund and Clough Global Equity Fund.	N/A

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Michael T. Akins, age 30 1625 Broadway, Suite 2200 Denver, Colorado 80202	Chief Compliance Officer	Since September 20, 2006	Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in April, 2006. Prior to joining ALPS, Mr. Akins served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust and Reaves Utility Income Fund.	N/A
Kim Storms, age 34 1635 Broadway, Suite 2200 Denver, Colorado 80202	Assistant Treasurer	Since inception.	Ms. Storms is Vice President and Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Reaves Utility Income Fund, Financial Investors Trust and Assistant Secretary of Ameristock Mutual Funds, Inc.	N/A

NONINTERESTED TRUSTEES

Name, Age & Address	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Andrew C. Boynton, age 50 Carroll School of Management, Boston College Fulton Hall 510 140 Commonwealth Ave. Chestnut Hill, Massachusetts 02467	Trustee	Since inception.	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland ("IMD"). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is currently a Trustee of the Clough Global Allocation Fund and the Clough Global Equity Fund.	3

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Robert L. Butler, age 65 12 Harvard Drive Hingham, Massachusetts 02043	Trustee Chairman	Since inception. Since July 12, 2006	Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently Chairman and Trustee of Clough Global Allocation Fund and the Clough Global Equity Fund.	3
Adam D. Crescenzi, age 63 100 Walden Street Concord, Massachusetts 01742	Trustee	Since inception.	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is a Trustee of Dean College and Clough Global Allocation Fund, Clough Global Equity Fund and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts.	3
John F. Mee, age 63 1625 Broadway, Suite 2200 Denver, Colorado 80202	Trustee	Since inception.	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Workshop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and is a Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.	3
Richard C. Rantzow, age 68 1625 Broadway, Suite 2200 Denver, Colorado 80202	Trustee Vice Chairman	Since inception. Since July 12, 2006	Mr. Rantzow was the Chief Financial Officer/Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also a Trustee of Clough Global Allocation Fund and Clough Global Equity Fund.	3
Jerry G. Rutledge, age 62 2745 Springmede Court Colorado Springs, Colorado 80906	Trustee	Since inception.	Mr. Rutledge is the President and Owner of Rutledge's Inc., a retail clothing business. Mr. Rutledge currently is a Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Allocation Fund and Clough Global Equity Fund.	3

        The Audit Committee of the Board of Trustees ("Audit Committee") is comprised of the noninterested Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm,

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and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund, and certain service providers.

        The Fair Value Committee of the Board of Trustees ("Valuation Committee") is comprised of a noninterested Trustee and various principals of the Fund. The Valuation Committee's function is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations and establish methodologies on behalf of the Board as may be specified in the valuation procedures. Meetings may be held in person or by telephone conference call, as necessary.

        The noninterested Trustees meet separately to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which Clough, ALPS, or either of their respective affiliates has any actual or potential conflict of interest with the Fund.

        As of the date of this SAI, the Valuation Committee has met four times since inception. The Audit Committee has met once since inception and the Board of Trustees and noninterested members of the Board of Trustees have met twice since inception.

Share Ownership

        Set forth in the table below is the dollar range of equity securities owned by each Trustee:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Andrew C. Boynton	None	None
Edmund J. Burke	None	None
Robert Butler	$10,001 - $50,000	$50,001 - $100,000
James E. Canty	Over $100,000	$50,001 - $100,000
Adam D. Crescenzi	Over $100,000	Over $100,000
John F. Mee	None	None
Richard C. Rantzow	None	Over $100,000
Jerry G. Rutledge	None	Over $100,000

(1)
As of the date of this SAI.

(2)
As of December 31, 2005.

Compensation of Officers and Trustees

        The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The noninterested Trustees of the Fund receive an annual retainer of $14,000 and an additional $1,500 for attending each meeting of the Board of Trustees and each committee meeting, other than committee meetings that occur on the same day as a Board of Trustees meeting. All Trustees are reimbursed by the Fund for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees or committee meetings. The Trustees do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

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        The following table sets forth certain information regarding the estimated compensation of the Fund's noninterested Trustees for the fiscal year ending March 31, 2007.

	Aggregate Compensation From the Fund	Pension Or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Fund and Fund Complex Paid to Trustees
Andrew C. Boynton	$20,000	$0	$0	$60,000
Robert Butler	$20,000	$0	$0	$60,000
Adam D. Crescenzi	$20,000	$0	$0	$60,000
John F. Mee	$20,000	$0	$0	$60,000
Richard C. Rantzow	$20,000	$0	$0	$60,000
Jerry G. Rutledge	$20,000	$0	$0	$60,000

Code of Ethics

        Clough and the Fund have adopted a code of ethics governing personal securities transactions. Under the code of ethics, Clough employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

        The code of ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the Securities and Exchange Commission's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the Securities and Exchange Commission's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Proxy Voting Policy

        The Fund has delegated the voting of proxies with respect to securities owned by it to Clough, and Clough will vote proxies in a manner that it deems to be in the best interests of the Fund. In general, Clough believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of Clough believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to Clough's Compliance Committee for a determination of how such proxy should be voted.

        Clough will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company's charter or by-laws, changes in the board of directors and compensation of outside directors. Clough will generally vote in favor of management or shareholder proposals that Clough believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company's board of directors and management and maintain or increase the rights of shareholders.

        On non-routine matters, Clough will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

        If a proxy includes a matter to which none of the specific policies described above or in Clough's stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of

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interest as described below, the proxy will be referred to Clough's Compliance Committee for a determination of how such proxy should be voted.

        In exercising its voting discretion, Clough and its employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving Clough (or an affiliate of Clough), any issuer of a security for which Clough (or an affiliate of Clough) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom Clough (or an affiliate of Clough) has an existing material contract or business relationship not entered into in the ordinary course of business (Clough and such other persons having an interest in the matter being called "Interested Persons"), Clough will make written disclosure of the conflict to the disinterested Trustees of the Fund indicating how Clough proposes to vote on the matter and its reasons for doing so. If Clough does not receive timely written instructions as to voting or non-voting on the matter from the Fund's disinterested Trustees, Clough may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the disinterested Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

        Information regarding how the Fund voted proxies relating to portfolio securities since its commencement of operations and a copy of the Fund's proxy policies and procedures are available upon request by calling (877) 256-8445 (toll-free).

INVESTMENT ADVISORY AND OTHER SERVICES

        Clough has been managing assets of private investment vehicles since 2000. Clough maintains a staff of experienced investment professionals to service the needs of its clients.

        Except as provided in the Administration Agreement, the Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Clough under the Advisory Agreement or ALPS under the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: advisory fees, administration fees, trustees' fees, interest expenses, if any, expenses related to custody of international securities, portfolio transaction expenses, litigation expenses, taxes, costs of AMPS, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, extraordinary expenses and dividends on securities sold short.

        The Advisory Agreement with Clough continues in effect to April 25, 2008 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of Clough cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Clough, as applicable, or by vote of the majority of the outstanding shares of the Fund. The agreement will terminate automatically in the event of its assignment. The agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Clough, or a loss resulting from a breach of fiduciary duty by Clough with respect to the receipt of compensation for services (in which case damages shall be limited by the 1940 Act), Clough shall not be liable to the Fund or any shareholder for any loss incurred, to the extent not covered by insurance.

        Clough is a limited partnership organized under the laws of Delaware. It is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of

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1940, as amended. As of September 30, 2006, Clough had approximately $2.8 billion in assets under management.

Portfolio Managers

        Set forth below is certain additional information with respect to Charles I. Clough, Jr., Eric A. Brock and James E. Canty, the Fund's portfolio managers (collectively, the "Portfolio Managers"), who together are the principal investment professionals of Clough. Unless noted otherwise, all information is provided as of September 30, 2006.

  Other Accounts Managed by Portfolio Managers.

        In addition to their responsibilities with regard to the Fund, the Portfolio Managers, either as the principal investment professionals of Clough, or as the members of Clough's affiliate, Clough Associates, LLC, also have day-to-day management responsibilities for the assets of (i) two other registered investment companies with approximately $1.1 billion in assets under management; (ii) three other pooled investment vehicles with a total of approximately $367 million in assets under management, with respect to which a portion of the investment advisory fees are based on the performance of the assets thereof; and (iii) three other accounts with a total of approximately $143 million in assets under management.

  Compensation of Portfolio Managers

        The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

  Material Conflicts of Interest

        Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the "Accounts"). These potential conflicts include:

          Limited Resources.    The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

          Limited Investment Opportunities.    If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account's ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

          Different Investment Strategies.    The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

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          Variation in Compensation.    A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers' performance record or to otherwise benefit the Portfolio Managers.

          Selection of Brokers.    The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers' decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

  Securities Ownership

        Set forth in the table below is the dollar range of equity securities of the Fund owned by each of the Portfolio Managers as of October 15, 2006:

Dollar Range of Equity
Name of Portfolio Manager	Securities in the Fund
Charles I. Clough, Jr.	$100,001 - $500,000
Eric A. Brock	$50,001 - $100,000
James E. Canty	none

Investment Advisory Services

        Under the general supervision of the Board of Trustees, Clough will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Clough will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Clough will compensate all Trustees and officers of the Fund who are members of the Clough organization and who render investment services to the Fund, and will also compensate all other Clough personnel who provide research and investment services to the Fund.

Administrative Services

        ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. As sponsor and a promoter of the Fund, ALPS has control over the Fund and is thus an "interested person" of the Fund for purposes of the 1940 Act. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the Common Shares, and generally managing the business affairs of the Fund. Pursuant to the Administration Agreement, ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, interest expenses, if any, portfolio transaction expenses, litigation expenses, taxes, costs of Preferred Shares, expenses of conducting repurchase offers for the purpose of repurchasing Fund shares, extraordinary expenses and dividends on securities sold short. ALPS is entitled to receive a monthly fee at the annual rate of .32% of the Fund's average daily total assets.

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DETERMINATION OF NET ASSET VALUE

        The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per Share is determined by ALPS, in the manner authorized by the Trustees of the Fund. Net asset value per Share is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

        The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

        The Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. The Fund has adopted Fair Valuation Procedures to determine the fair value of a debt security. These Fair Valuation Procedures consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt security and the market environment and investor attitudes towards the debt security and interests in similar debt securities; and (v) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Valuation Committee and the Fund's Trustees.

        Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

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        All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

        Generally, trading in the foreign securities owned by the Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

PORTFOLIO TRADING

        Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Clough. Clough is also responsible for the execution of transactions for all other accounts managed by it. Clough generally aggregates the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms and allocates the orders across all participating accounts prior to execution. Accounts that are considered to be managed in the same investment strategy (based on investment objectives, time horizons, tax considerations, etc.) will generally be allocated on a pro rata basis. Clough uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, Clough will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to Clough, the actual price of the security, the commission rates charged, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, integrity, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

        Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

        Fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

        Although spreads or commissions paid on portfolio security transactions will, in the judgment of Clough, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute

14

transactions on behalf of Clough's clients in part for providing brokerage and research services to Clough.

        As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Clough may use brokers or dealers who provide additional brokerage or research services and charge commissions in excess of other brokers or dealers (soft dollar arrangements) if it determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which Clough and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, Clough will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

        It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Clough receives Research Services from many broker-dealer firms with which Clough places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications (except certain mass-market publications), news and information services, pricing and quotation equipment (except computer hardware and accessories that do not reflect substantive content related in any way to making decisions about investing) and services, and research oriented software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by Clough in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to Clough in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because Clough receives such Research Services. Clough evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which Clough believes are useful or of value to it in rendering investment advisory services to its clients. If only part of the Research Services provided are used to assist in the investment decision-making process, the percentage of permitted use must be determined and the remainder paid for with hard dollars.

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        The Fund and Clough may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by Clough in connection with its investment responsibilities.

        Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by Clough or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, Clough will allocate the security transactions (including initial public offerings and other new issues) in a manner which it believes to be fair and equitable under the circumstances and in accordance with applicable laws and regulations. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Generally, participating accounts will receive the weighted average execution price per broker for the day and will pay the commissions, fees and other charges on a weighted average basis. However there may be instances where a smaller account receives its entire allocation before a larger account in order to minimize transaction costs, an account that specializes or concentrates holdings in a particular industry is given priority in allocation over other accounts, or allocations are not exactly pro rata due to Clough's practice of trading in 100 share lots. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits received from Clough's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AUCTION MARKET PREFERRED SHARES

General

        The Depository Trust Company ("DTC") will act as the securities depository with respect to the AMPS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the DTC. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS to elect a majority of the Fund's Directors, as described under "Description of the AMPS—Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in AMPS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

        The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the AMPS (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auctions—Secondary Market Trading and Transfers of AMPS" in the prospectus and notices

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from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

        The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

Broker-Dealers

        The Auction Agent after each Auction for the AMPS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding the dividend period of less than one year. In the case of any Auction immediately preceding a dividend period of one year or longer, the service charge shall be determined by mutual consent of the Fund and any such Broker-Dealer and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such Auction. For the purposes of the preceding sentence, the AMPS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order. A Broker-Dealer may share a portion of any such fees with non-participating Broker- Dealers that submit orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

        The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

        The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer submit bids in auctions for their own accounts, in which case Broker-Dealers may still submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

TAXES

        The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of AMPS of the Fund. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders, and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be

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changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

        The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non-qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% federal excise tax at the Fund level. In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the nondeductible 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement. Under current law, provided that the Fund qualifies as a RIC for U.S. federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the state of Delaware.

        A dividend will be treated as paid during a calendar year if it is paid during that calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of

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record on a date during such a month and paid by the Fund during January of the following year. Any such dividends paid during January of the following year will be deemed to be received on December 31 of the year the dividends are declared, rather than when the dividend are received.

        If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

        If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when the AMPS are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS—Dividends and Dividend Periods—Restrictions on Dividends, Redemptions and Other Payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See "Description of AMPS—Redemption." There can be no assurance, however, that any such action would achieve that objective.

        Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the U.S. federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

        Some of the debt obligations acquired by the Fund may be treated as debt obligations that are issued with original issue discount ("OID"). Such OID generally will be included in income in the taxable year of accrual and before the Fund receives any corresponding cash payments. Since, in certain circumstances, the Fund may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Fund may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund's distribution requirements.

        Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have OID or (ii) in the case of an obligation that does have OID, the sum of

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the issue price and any OID that accrued before the obligation was purchased, subject to a de minimis exclusion.

        If the Fund invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Fund's income will be subject to a U.S. federal income tax in all events. "Excess inclusion income" of the Fund generated by a residual interest in a REMIC will be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to certain tax exempt investors. In addition, if the shareholders of the Fund include a "disqualified organization" (such as certain governments or governmental agencies) the Fund may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

        The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

        The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. It is not likely that the Fund will make this election.

        If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or

20

gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

        The American Jobs Creation Act of 2004 (the "Jobs Act"), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified "publicly traded partnerships" ("PTPs") and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

Taxation of Shareholders

        Based, in part, on a lack of present intention on the part of the Fund to redeem the AMPS at any time in the future, the Fund intends to take the position that under present law the AMPS will constitute stock of the Fund, and distributions by the Fund with respect to its AMPS (other than distributions in redemption of AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for U.S. federal income tax purposes.

        Distributions from the Fund generally will be taxable to Shareholders as ordinary income to the extent derived from investment income and net short-term capital gains to the extent of the Fund's current and accumulated earnings and profits, as described below. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to Shareholders as long-term capital gain, regardless of how long a Shareholder has held the shares in the Fund.

        Under current law, certain income distributions properly designated and paid by the Fund to non-corporate taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the non-corporate shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, "qualified dividends" means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

        A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 266 days paid

21

with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

        The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

        We cannot assure you as to what percentage of the dividends paid on the AMPS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

        Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's AMPS and then to the Fund's Common Shares.

        Subject to certain conditions and limitations, under applicable U.S. federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns common stock or preferred stock generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

        For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

        To the extent that the source of dividends or distributions with respect to the AMPS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of common stock or preferred stock in the Fund may be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

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        In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the shares. The basis of a shareholder's shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

        The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire with respect to taxable years beginning after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

        Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

        Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

23

        Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Individuals and certain other non-corporate shareholders who are not automatically exempt from information reporting, and thus backup withholding, will be exempt if they provide the Fund with their taxpayer identification number by providing a properly completed IRS Form W-9. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but shareholders of a regulated investment company may not be excepted. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

        The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction, if any, in accordance with the IRS position.

        The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

State and Local Taxes

        Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

        The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund property of any

24

shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

        The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

        The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

        The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The statement of assets and liabilities included in this prospectus has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Clough Global Opportunities Fund
1625 Broadway, Suite 2200
Denver, Colorado 80202

        We have audited the accompanying statement of assets and liabilities of Clough Global Opportunities Fund, (the "Fund") as of March 15, 2006. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of the Fund at March 15, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado
March 20, 2006

26

 CLOUGH GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 15, 2006

ASSETS:
Cash	$100,000
LIABILITIES
NET ASSETS	$100,000
COMPONENTS OF NET ASSETS:
Paid in capital	$100,000
NET ASSETS	$100,000
Shares of beneficial interest outstanding, no par value, unlimited shares authorized	$5,235.602
Net asset value per share	$19.10

SEE NOTES TO STATEMENT OF ASSETS AND LIABILITIES

27

CLOUGH GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

NOTE 1—ORGANIZATION

        Clough Global Opportunities Fund is a non-diversified, closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by a Certificate of Trust dated January 12, 2006. The Fund is a series with an investment objective to provide a high level of total return.

        On March 14, 2006, ALPS Mutual Funds Services, Inc. ("ALPS"), the Fund's Administrator, purchased 5,235.602 shares of beneficial interest in the Fund at a net asset value of $19.10 per share.

        ALPS and Clough Capital Partners L.P. ("Clough"), the Fund's Adviser, have agreed to pay all organizational expenses and to pay all offering costs (other than sales load) that exceed $.04 per Common Share.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

        The Fund's financial statement is prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

        The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 3—INVESTMENT ADVISORY AND OTHER AGREEMENTS

        Clough will serve as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund's average daily total assets. The Fund's Board of Trustees approved the Investment Advisory Agreement at its March 15, 2006 meeting.

        ALPS will provide administration, bookkeeping and pricing services to the Fund pursuant to an agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund's average daily total assets. ALPS serves as sponsor to the Fund, and the Fund considers ALPS to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. It further considers interested persons of ALPS to be interested persons of the Fund.

28

CLOUGH GLOBAL OPPORTUNITIES FUND

UNAUDITED FINANCIAL STATEMENTS

STATEMENT OF INVESTMENTS (Unaudited)

September 30, 2006

29

		Shares	Value
COMMON STOCK	83.30%
Consumer/Retail	6.21%
Daimaru Inc.		584,600	$7,220,583
DSW Inc.(a)		91,630	2,886,345
Fast Retailing Company Ltd.		62,200	5,839,560
Honeys Co. Ltd.		106,800	5,451,886
Komeri Company Ltd.		178,200	5,943,771
Nitori Co. Ltd.		106,700	4,832,550
Point Inc.		133,600	7,057,473
Sapporo Holdings Ltd.		558,900	2,654,332
Staples Inc.		251,800	6,126,294
Uni-Charm Corp.		99,000	5,497,905
Yamada Denki Co. Ltd.		53,700	5,382,502

			58,893,201
Energy	17.43%
Coal	0.09%
Evergreen Energy Inc.(a)		85,000	893,350
Exploration & Production	6.05%
Anadarko Petroleum Corp.		165,200	7,240,716
Carrizo Oil & Gas Inc.(a)		53,169	1,371,229
Chesapeake Energy Corp.		310,900	9,009,882
Chevron Corp		55,700	3,612,702
ConocoPhillips		38,400	2,285,952
Devon Energy Corp.		143,600	9,068,340
Encana Corp.		45,300	2,115,057
Hess Corp.		108,800	4,506,496
Newfield Exploration Co.(a)		171,000	6,590,340
Parallel Petro Corp.(a)		84,100	1,687,046
PetroHawk Energy Corp.(a)		38,000	394,440
Petroquest Energy Inc.(a)		10,000	104,300
Southwestern Energy(a)		160,900	4,806,083
Talisman Energy Inc.		159,600	2,604,432
Ultra Petroleum Corp.(a)		40,800	1,962,888

			57,359,903
Oil Services and Drillers	11.29%
Addax Petroleum Corp.		57,300	1,370,791
Baker Hughes Inc.		125,500	8,559,100
BJ Services Company		44,000	1,325,720
Cameron International Corp.(a)		156,400	7,555,684
Diamond Offshore Drilling Inc.		82,600	5,977,762
ENSCO International Inc.		105,600	4,628,448
FMC Technologies Inc.(a)		264,547	14,206,174
Global SantaFe Corp.		88,300	4,414,117
Halliburton Company		119,800	3,408,310
Helix Energy Solutions Group Inc.(a)		178,500	5,961,900
Hydril(a)		22,700	1,272,562
National—Oilwell Inc.(a)		52,700	3,085,585
Noble Corp.		84,800	5,442,464
Oil States International Inc.(a)		93,100	2,560,250
Rowan Cos Inc.		177,886	5,626,534
Schlumberger Ltd.		167,700	10,402,431
Smith International Inc.		72,000	2,793,600
Superior Energy Services(a)		82,000	2,153,320
Transocean Inc.(a)		146,200	10,706,226
Weatherford International(a)		133,100	5,552,932

			107,003,910

TOTAL ENERGY			165,257,163

30

Finance	18.59%
Banks	14.29%
77 Bank Ltd.		159,000	1,102,400
Banco Bradesco—Spon ADR		295,500	9,854,925
Banco Itau Holding Financeira—Spon ADR		256,400	7,692,000
BanColombia SA—Spon ADR		78,500	2,245,100
Bangkok Bank PCL		1,562,500	4,450,619
Bank of East Asia Ltd.		1,060,000	4,836,952
Bank of New York Co. Inc		214,000	7,545,640
Bank of Yokohama Ltd.		1,159,000	9,124,825
Barclays PLC—Spon ADR		240,200	12,194,954
Brookline Bancorp, Inc.		288,000	3,960,000
Chiba Kogyo Bank Ltd.(a)		22,900	384,817
China Merchants Bank Co. Ltd.(a)		217,800	306,963
Daiwa Securities Group Inc.		628,000	7,326,002
DBS Group Holdings Ltd.		203,000	2,454,022
First Niagara Financial Group Inc.		34,000	495,720
Hokkoku Bank Ltd.		126,800	567,849
Joyo Bank Ltd.		897,900	5,328,490
Kasikornbank PCL		1,884,800	3,361,682
Kookmin Bank ADR		77,700	6,062,931
Lloyds TSB Group PLC—Spon ADR		57,300	2,320,650
Mellon Financial		112,800	4,410,480
Mizuho Financial Group Inc.		935	7,250,455
NewAlliance Bancshares Inc.		71,600	1,048,940
Nikko Cordial Corp.		520,000	6,030,900
Nomura Holdings Inc—ADR		81,000	1,423,980
Nomura Holdings Inc.		413,000	7,272,296
Shizuoka Bank Ltd.		665,000	7,228,444
Siam Commercial Bank PCL		2,080,000	3,322,242
Siam Commercial Bank PCL		1,377,700	2,200,506
UBS AG		62,000	3,677,220

			135,482,004
Non-Bank	4.30%
Annaly Capital Management Inc.		113,800	1,495,332
Apollo Investment Corp.		450,700	9,243,857
Ares Capital Corp.		85,400	1,487,668
Crystal River Capital Inc.		104,200	2,384,096
Hong Kong Exchanges and Clearing Ltd.		800,000	5,837,767
Mitsubishi UFJ Financial Group Inc.		498	6,408,127
Mitsubishi UFJ Securities Co.		568,000	7,116,529
NIS GROUP Co. Ltd.		8,599,900	5,387,451
Thomas Weisel Group(a)		90,100	1,446,105

			40,806,932

TOTAL FINANCE			176,288,936
Healthcare	0.81%
Biosphere Medical Inc.(a)		59,500	392,700
Sepracor Inc.(a)		150,000	7,266,000

			7,658,700
Industrial	7.36%
American Science & Engineering Inc.(a)		109,565	5,316,094
Bunge Ltd.		19,300	1,118,435
Chicago Bridge & Iron Company—NY shares		313,500	7,542,810
Deere & Co.		20,000	1,678,200
Dresser-Rand Group Inc.(a)		98,100	2,001,240
Empresa Brasileira de Aeronautica—Spon ADR		38,700	1,519,749
General Electric Co.		285,300	10,071,090
Hexcel Corp.(a)		30,700	434,405

31

Ingersoll-Rand Co. Ltd.		95,600	3,630,888
International Rectifier Corp.(a)		99,300	3,459,611
Kokuyo Company Ltd.		276,000	4,387,962
Lenovo Group Ltd.		13,157,600	5,168,023
McDermott International, Inc.(a)		75,500	3,155,900
Olin Corp.		250,600	3,849,216
Owens-Illinois Inc.(a)		214,300	3,304,506
Pasona Inc.		1,214	2,353,490
Smurfit-Stone Container Corp.(a)		793,500	8,887,200
Tata Motors Ltd.—Spon ADR		90,600	1,683,348
Willbros Group Inc.(a)		15,500	242,110

			69,804,277
Insurance	8.68%
ACE Ltd.		30,000	1,641,900
The Allstate Corp(a)		160,000	10,036,800
American International Group		50,400	3,339,504
Aspen Insurance Hldg.		15,000	387,450
Endurance Specialty Holdings Ltd.		45,000	1,586,700
Everest Re Group Ltd.		98,400	9,596,952
Hanover Insurance Group Inc.		100,000	4,463,000
Metlife Inc.		40,000	2,267,200
Montpelier Re Holdings Ltd.		1,077,400	20,890,786
PartnerRe Ltd.		185,100	12,507,207
Platinum Underwriters Holdings		337,100	10,392,793
RAM Holdings Ltd.(a)		80,700	1,049,100
St. Paul Travelers Cos Inc.		45,000	2,110,050
XL Capital Ltd.		30,000	2,061,000

			82,330,442
Metals & Mining	1.53%
Cameco Corp.		60,000	2,194,200
Coeur d'Alene Mines Corp.(a)		217,600	1,024,896
Newmont Mining Corp.		37,500	1,603,125
North American Palladium Ltd.(a)		113,300	828,223
Pan American Silver Corp.(a)		121,100	2,366,294
Phelps Dodge Corp.(a)		70,100	5,937,470
Stillwater Mining Co.(a)		71,900	603,960

			14,558,168
Real Estate	5.51%
Aeon Mall Co. Ltd.		23,100	1,220,267
Cheung Kong Holdings Ltd.		495,900	5,324,592
China Unicom Ltd.		5,133,000	5,060,096
Daiwa House Industry Co		429,000	7,426,921
Goldcrest Company Ltd.		103,600	5,621,807
Hysan Development Co. Ltd.		630,000	1,615,707
Mitsubishi Estate Co. Ltd.		233,900	5,108,673
Mitsui Fudosan Co. Ltd.		222,500	5,057,460
TOC Co. Ltd.		1,046,000	5,507,827
Tokyo Corp.		1,066,000	7,327,763
Urban Corp.		236,200	2,955,374

			52,226,487
Real Estate Investment Trust (REIT)	0.16%
Champion REIT(a)		893,000	444,743
Mills Corp.		61,700	1,031,007

			1,475,750

32

Technology & Communications	8.68%
Avnet Inc.(a)		434,500	8,524,890
Cisco Systems Inc.(a)		128,700	2,960,100
CTC Media Inc.(a)		4,700	104,810
Dell Inc.(a)		246,600	5,632,344
Google, Inc.(a)		28,100	11,293,390
Intel Corp.		283,500	5,831,595
Motorola Inc.		17,800	445,000
News Corp—Class B		650,600	13,428,384
Nokia Corp—Spon ADR		310,900	6,121,621
Oracle Corp.(a)		112,300	1,992,202
Qualcomm Inc.		234,400	8,520,440
Radvision Ltd.(a)		323,600	5,339,400
Research In Motion(a)		74,600	7,658,436
Sprint Nextel Corp.		256,900	4,405,835

			82,258,447
Transportation	1.46%
AMR Corp.(a)		78,600	1,818,804
All Nippon Airways Co. Ltd.		1,030,000	4,167,958
JB Hunt Transport Services Inc.		107,000	2,222,390
Nippon Express Co. Ltd.		806,000	4,319,136
Swift Transportation Co. Inc(a)		57,200	1,356,784

			13,885,072
Utilities	6.88%
Ameren Corp.		30,000	1,583,700
British Energy Group PLC(a)		75,000	815,172
China Power International Development Ltd.		1,657,500	678,689
Datang International Power Generation Co. Ltd.		2,200,000	1,651,980
Duke Energy Corp.		54,100	1,633,820
Edison International		160,500	6,683,220
Entergy Corp.		30,000	2,346,900
Exelon Corp.		79,100	4,788,714
Huadian Power International Co.		2,606,700	739,451
Huaneng Power International Inc.		3,873,000	2,793,895
ITC Holdings Corp.		25,400	792,480
Mirant Corp.(a)		188,600	5,150,666
NiSource Inc.		227,200	4,939,328
NRG Energy Inc.(a)		140,000	6,342,000
Public Service Enterprise Group Inc.		107,000	6,547,330
Reliant Energy Inc.(a)		610,000	7,509,100
Southern Company		80,000	2,756,800
Williams Cos. Inc.		311,300	7,430,731

			65,183,976
TOTAL COMMON STOCKS (Cost $794,984,300)			789,820,619

		Shares	Value
EXCHANGE TRADED FUNDS	1.29%
iShares FTSE/Xinhua China 25 Index Fund		40,100	3,254,115
iShares MSCI Canada		90,000	2,160,000
iShares MSCI Mexico Index Fund		101,500	4,385,815
iShares S&P/TOPIX 150 Index Fund		20,000	2,384,200

TOTAL EXCHANGE TRADED FUNDS (Cost $12,345,799)			12,184,130

33

Due Date		Coupon	Principal Amount	Value
CORPORATE BONDS	4.53%
The Allstate Corp
04/01/2036		5.95%	4,000,000	4,010,956
Citigroup, Inc.
08/25/2036(a)		6.13%	6,000,000	6,192,408
Consolidated Edison Co. of New York
06/15/2036(a)(b)*		6.20%	8,000,000	8,413,560
Merrill Lynch
06/13/2008		15.22%	20,000,000	21,070,000
The St Paul Travelers Cos Inc.
06/20/2036(a)		6.75%	3,000,000	3,242,940

TOTAL CORPORATE BONDS (Cost $40,780,758)				42,929,864

ASSET/MORTGAGE BACKED SECURITIES	3.42%
Federal Home Loan Mortgage Corporation (FHLMC) Gold
04/01/2036		6.00%	4,821,349	4,848,107
06/01/2036		6.00%	19,742,821	19,852,394
Federal Home Loan Mortgage Corporation (FHLMC)
09/15/2036		6.00%	8,000,000	7,776,440

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $32,177,624)				32,476,941

GOVERNMENT & AGENCY OBLIGATIONS	17.57%
Federal Home Loan Mortgage Corporation (FHLMC)
05/23/2016*		6.125%	20,000,000	20,234,320
08/10/2016		8.55%^	20,000,000	19,933,000
08/25/2016		6.00%	5,000,000	5,005,350
Federal National Mortgage Association (FNMA)
09/26/2036		6.55%	35,000,000	35,026,915
U.S. Treasury Bond
02/15/2031*		5.375%	80,000,000	86,431,280

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $161,962,726)				166,630,865

34

		Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED CALL OPTIONS	1.80%
Anadarko Petroleum Corp.
		January, 2008	$50.00	1,157	566,930
Chevron Corp.
		January, 2008	$65.00	3,000	2,100,000
ConocoPhillips
		January, 2008	$65.00	2,000	1,140,000
		January, 2008	$70.00	5,500	2,255,000
Diamond Offshore Drilling Inc.
		January, 2007	$80.00	2,000	760,000
Hess Corp.
		January, 2008	$46.63	5,500	2,887,500
		January, 2008	$50.00	1,000	415,000
iShares Lehman 20+ Year Treasury Bond Fund
		January, 2008	$88.00	10,000	4,250,000
Phelps Dodge Corp.
		January, 2007	$80.00	800	748,000
		January, 2008	$82.50	500	735,000
Schlumberger Ltd.
		January, 2008	$67.50	1,500	1,237,500

TOTAL PURCHASED CALL OPTIONS (Cost $27,005,904)					17,094,930

Total Investments (Cost $1,069,257,111)	111.91%				$1,061,137,349
Liabilities in Excess of Other Assets	(11.91)				(112,970,876)

NET ASSETS	100.00%				$948,166,473

SCHEDULE OF OPTIONS WRITTEN

	Expiration Date	Exercise Price	Number of Contracts	Value
COVERED CALL OPTIONS WRITTEN
Anadarko Petroleum Corp.	January, 2008	$67.50	1,157	$(150,410)
ConocoPhillips	January, 2008	$100.00	2,000	(100,000)
	January, 2008	$115.00	1,500	(22,500)
	January, 2008	$90.00	4,000	(390,000)
Diamond Offshore Drilling Inc.	January, 2007	$100.00	2,000	(100,000)
Hess Corp.	January, 2008	$58.38	6,500	(1,462,500)
iShares Lehman 20+ Year Treasury Bond Fund	January, 2008	$93.00	10,000	(2,075,000)
Phelps Dodge Corp.	January, 2007	$100.00	800	(168,000)
	January, 2008	$115.00	500	(210,000)
Schlumberger Ltd.	January, 2008	$90.00	1,500	(378,750)

TOTAL COVERED CALL OPTIONS WRITTEN (Premiums received $9,546,854)				(5,057,160)

PUT OPTIONS WRITTEN
ConocoPhillips	January, 2008	$50.00	1,500	(386,250)

TOTAL OPTIONS WRITTEN (Premiums received $9,887,598)				$(5,443,410)

35

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
American Eagle Outfitters	(90,200)	$(3,953,466)
Arch Coal Inc.	(44,600)	(1,289,386)
Archer-Daniels-Midland Co.	(88,600)	(3,356,168)
CH Robinson Worldwide Inc.	(71,900)	(3,205,302)
Cheniere Energy Inc.(a)	(49,100)	(1,458,761)
Comerica Inc.	(69,700)	(3,967,324)
CONSOL Energy Inc.	(68,200)	(2,163,986)
Countrywide Financial	(54,600)	(1,913,184)
Cummins Inc.	(28,800)	(3,433,824)
Dominion Resources Inc.	(40,000)	(3,059,600)
Downey Financial Corp.	(85,600)	(5,695,824)
El Paso Corp.	(111,300)	(1,518,132)
Factset Research Systems Inc.	(3,200)	(155,424)
Harley-Davidson Inc.	(60,800)	(3,815,200)
Jefferies Group Inc.	(11,500)	(327,750)
LandAmerica Financial	(28,100)	(1,848,699)
Longs Drug Stores Corp.	(47,800)	(2,199,278)
Massey Energy Company	(51,100)	(1,070,034)
Nabors Industries Ltd.(a)	(58,500)	(1,740,375)
Panera Bread Co.(a)	(36,700)	(2,137,775)
Patterson-UTI Energy Inc.	(287,300)	(6,826,248)
Peabody Energy Corp.	(55,400)	(2,037,612)
Polaris Industries Inc.	(20,000)	(823,000)
Sony Corp.—Spon ADR	(106,300)	(4,290,268)
Thor Industries Inc.	(27,600)	(1,136,292)
Timken Co.	(82,300)	(2,450,894)
Toro Co.	(44,700)	(1,884,999)
Unit Corp.(a)	(20,900)	(960,773)
United States Steel Corp.	(48,200)	(2,780,176)
Walter Industries Inc.	(48,600)	(2,074,248)
Whitney Holding Corp.	(28,600)	(1,023,022)

TOTAL SECURITIES SOLD SHORT (Proceeds $78,190,361)		$(74,597,024)

TBA PURCHASE COMMITMENTS

	Interest Rate	Delivery Date	Principal Amount	Value
Federal National Mortgage Association (FNMA) 30 Year TBA	5.50%	10/12/2006	25,000,000	$24,632,800

TOTAL TBA PURCHASE COMMITMENTS (Cost Payable $24,734,375)				$24,632,800

ADR—American Depositary Receipt

(a)
Non-Income Producing Security

(b)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

*
Security, or portion of security, is being held as collateral for written options and/or short sales.

^
Floating or variable rate security—rate disclosed as of September 30, 2006. Maturity date represents the next reset date.

See Notes to Financial Statements

SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS

Currency Sold & Settlement Date	Currency Units Sold	Currency Value in U.S. Dollars	Unrealized Gain/(Loss)
	(000's)
Hong Kong Dollar	3,119	$400,330	$(100)

36

 CLOUGH GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

September 30, 2006

Assets:
Investments, at value (Cost—see below)	$1,061,137,349
Cash	2,265,511
Deposit with broker for securities sold short and written options	76,307,986
Dividends receivable	1,356,292
Interest receivable	2,933,829
Receivable for investments sold	51,013,792
TBA purchase commitments, at value	24,632,800
Other assets	317,301

Total assets	1,219,964,860

Liabilities:
Securities sold short (Proceeds $78,190,361)	74,597,024
Options written at value (Premiums received $9,887,598)	5,443,410
Forward currency contracts	100
Payable for investments purchased and TBA purchase commitments	105,388,614
Interest due on loan	612,391
Dividends payable on securities sold short	149,937
Loan payable (Note 6)	84,251,600
Accrued investment advisory fee	1,003,087
Accrued administration fee	320,988
Accrued trustees fee	31,236

Total Liabilities	271,798,387

Net Assets	$948,166,473

Cost of Investments	$1,069,257,111

Composition of Net Assets:
Paid in capital	$985,894,842
Overdistributed net investment income	(8,719,080)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(28,850,923)
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(158,366)

Net Assets	$948,166,473

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859

Net asset value per share	$18.33

See Notes to Financial Statements

37

 CLOUGH GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS (UNAUDITED)

For the Period April 25, 2006 (inception) to September 30, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $105,226)	$3,457,944
Interest on investment securities	9,562,574
Interest on margin account	888,464

Total Income	13,908,982

Expenses:
Investment advisory fee	4,699,456
Administration fee	1,503,826
Trustees fee	65,343
Dividend expense—short sales	267,365
Interest on loan	684,227
Miscellaneous	1,274

Total Expenses	7,221,491

Net Investment Income	6,687,491

Net realized gain (loss) on:
Investment securities	(29,146,062)
Foreign currency transactions	(725,041)
Options	1,109,431
Securities sold short	(89,251)
Change in unrealized appreciation / depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(158,366)

Net loss on investments, options, securities sold short and foreign currency transactions	(29,009,289)

Net Decrease in Net Assets Attributable to Common Shares from Operations	(22,321,798)

See Notes to Financial Statements

38

 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

Clough Global Opportunities For the Period April 25, 2006 (inception) to September 30, 2006
Common Shareholder Operations:
Net investment income	$6,687,491
Net realized gain (loss) from:
Investment securities	(29,146,062)
Securities sold short	(89,251)
Options	1,109,431
Foreign currency transactions	(725,041)
Net change in unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(158,366)

Net decrease in net assets attributable to common shares from operations	(22,321,798)

Distributions to common shareholders:
From net investment income	(15,406,571)

Net decrease in net assets from distributions	(15,406,571)

Share Transactions:
Proceeds from sales of shares, net of offering costs	857,700,000
Proceeds from the underwriters' over-allotment option exercised, net of offering costs	121,031,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	7,063,842

Net increase from share transactions	985,794,842

Net Increase in Net Assets Attributable to Common Shares	$948,066,473

Net Assets:
Beginning of period	100,000

End or period*	$948,166,473

* Includes overdistributed net investment income of:	(8,719,080)

See Notes to Financial Statements

39

 CLOUGH GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

	For the Period April 25, 2006 (incep.) to September 30, 2006
Per Common Share Operating Performance
Net asset value—beginning of period	$19.10

Income from investment operations:
Net investment income	0.13
Net realized and unrealized loss on investments	(0.56)

Total from investment operations	(0.43)

Distributions to common shareholders from:
From net investment income	(0.30)
From net realized gain	—

Total distributions to common shareholders	(0.30)

Capital Share Transactions:
Common share offering costs charged to paid in capital	(0.04)

Total capital share transactions	(0.04)

Net asset value—end of period	$18.33

Market price—end of period	$17.54

Total Investment Return—Net Asset Value(1):	-2.47%
Total Investment Return—Market Price(1):	-10.88%
Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$948,166
Ratios to average net assets attributable to common shareholders:
Net expenses	1.77	%(2)
Net expenses excluding dividends on short sales	1.71	%(2)
Net investment income	1.64	%(2)
Portfolio turnover rate	84%

(1)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)
Annualized

See Notes to Financial Statements

40

CLOUGH GLOBAL OPPORTUNITIES FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

1.     Significant Accounting and Operating Policies

        Clough Global Opportunities Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

        Security Valuation:    The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

        Foreign Securities:    The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

        The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        Options:    The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

41

        When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

        Written option activity as of September 30, 2006 was as follows:

Written Call Options	Contracts	Premiums
Outstanding at inception, April 25, 2006	—	—
Positions opened	33,957	$10,642,820
Expired	(5,000)	(144,955)
Closed	(2,000)	(950,971)
Split	3,000

Outstanding, September 30, 2006	29,957	$9,546,854
Market Value, September 30, 2006		$(5,057,160)

Written Put Options	Contracts	Premiums
Outstanding at inception, April 25, 2006	—	—
Positions opened	11,500	$1,232,694
Expired	(6,200)	(571,338)
Closed	(3,800)	(320,612)
Split	—	—

Outstanding, September 30, 2006	1,500	$340,744
Market Value, September 30, 2006		$(386,250)

        Short Sales:    The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

        Income Taxes:    The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

        In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48—Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund's financial statements.

42

        Distributions to Shareholders:    The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

        Securities Transactions and Investment Income:    Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

        Use of Estimates:    The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.     Taxes

        Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of September 30, 2006
Gross appreciation (excess of value over tax cost)	$44,676,758
Gross depreciation (excess of tax cost over value)	(40,629,835)

Net unrealized appreciation	$4,046,923
Cost of investments for income tax purpose	$1,057,090,426

3.     Capital Transactions

        Common Shares:    There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on September 30, 2006, ALPS Fund Services, Inc. owned 5,236 shares. The Fund issued 45,000,000 common shares in its initial public offering on April 25, 2006. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 4,000,000 common shares were issued on May 18, 2006, as well as another 2,350,000 common shares were issued on June 12, 2006. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $2,054,000 (representing $0.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. ALPS Fund Services and Clough Capital Partners agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $0.0067 per common share) that exceed $0.04 per common share.

43

        Transactions in common shares for the period ended September 30, 2006, were as follows:

Common shares outstanding—beginning of period	5,236
Common shares issued in connection with initial public offering	45,000,000
Common shares issued from underwriters' over-allotment option exercised	6,350,000
Common shares issued as reinvestment of dividends	381,623

Common shares outstanding—end of period	51,736,859

4.     PORTFOLIO SECURITIES

        Purchases and sales of investment securities, other than short-term securities, for the period April 25, 2006 (Inception) to September 30, 2006 aggregated $1,703,651,565 and $633,441,272, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period April 25, 2006 (Inception) to September 30, 2006 aggregated $233,576,884 and $71,623,549, respectively.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

        Clough Capital Partners L.P. ("Clough") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. ("ALPS") serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.     LINE OF CREDIT

        On August 15, 2006, a Security Agreement between the Fund and The Bank of New York ("BONY") was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $300,000,000. The borrowings under the BONY line of credit are secured by pledging the Fund's portfolio securities as collateral. During the period ended September 30, 2006, the average borrowing was $20,844,695 with an average rate on borrowings of 6.53%.

7.     OTHER

        The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

        Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator" or "BONY"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at

44

the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

        The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

        The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

45

APPENDIX A

CLOUGH GLOBAL OPPORTUNITIES FUND
STATEMENT OF PREFERENCES OF
AUCTION MARKET PREFERRED SHARES ("AMPS")

TABLE OF CONTENTS

DEFINITIONS
PART I.
1.	NUMBER OF AUTHORIZED SHARES
2.	DIVIDENDS
3.	DESIGNATION OF SPECIAL RATE PERIODS
4.	VOTING RIGHTS
5.	INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE
6.	PREFERRED SHARES BASIC MAINTENANCE AMOUNT
7.	RESERVED
8.	RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
9.	RATING AGENCY RESTRICTIONS
10.	REDEMPTION
11.	LIQUIDATION RIGHTS
12.	MISCELLANEOUS
PART II.
1.	ORDERS
2.	SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
3.	DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE
4.	ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
5.	AUCTION AGENT
6.	TRANSFER OF AMPS
7.	GLOBAL CERTIFICATE
8.	FORCE MAJEURE
APPENDIX A

        CLOUGH GLOBAL OPPORTUNITIES FUND, a Delaware statutory trust (the "Fund"), certifies that:

          First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article V of the Fund's Agreement and Declaration of Trust, (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees has, by resolution, authorized the issuance of shares of the Fund's authorized Auction Market Preferred Shares (the "AMPS"), liquidation preference $25,000 per share, having such designation or designations as to series as set forth in Section 1 of Appendix A hereto and such number of shares per such series as set forth in Section 2 of Appendix A hereto.

          Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each such series of AMPS now or hereafter described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of AMPS, and shares of all such series being referred to collectively as AMPS).

DEFINITIONS

        Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

  •
  "Advisor" shall mean Clough Capital Partners LP.

  •
  "Affiliate" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a trustee of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a trustee of the Fund.

  •
  "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

  •
  "AMPS" shall have the meaning set forth on the first page of this Statement.

  •
  "Annual Valuation Date" shall mean March 31st of each year (or if such day is not a Business Day, the next succeeding Business Day), commencing on the date set forth in Section 6 of Appendix A hereto.

  •
  "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of AMPS on such date by S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Credit Ratings
S&P	Fitch	Applicable Percentage
AAA	AAA	125%
AA- to AA+	AA- to AA+	150%
A- to A+	A- to A+	200%
BBB- to BBB+	BBB- to BBB+	250%
BB+ and lower	BB+ and lower	300%

    For purposes of this definition, the "Applicable Percentage" of shares of a series of AMPS shall be the percentage associated with (i) AAA if such shares have a rating of AAA by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- or higher if such shares have a rating of AA- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by S&P or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; and (v) if not BBB- or higher, then BB+ and lower; provided, however, that if such shares are rated by only one rating agency, the Applicable Percentage will be determined without reference to the rating of any other rating agency.

    The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for each series of AMPS. If neither S&P nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

  •
  "Applicable Rate" shall have the meaning specified in subparagraph (e) of Section 2 of Part I of this Statement.

  •
  "Applicable Spread" means the spread determined based on the credit rating assigned to the series of AMPS on such date by S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as follows:

Credit Ratings
S&P	Fitch	Applicable Spread
AAA	AAA	125 bps
AA- to AA+	AA- to AA+	150 bps
A- to A+	A- to A+	200 bps
BBB- to BBB+	BBB- to BBB+	250 bps
BB+ and lower	BB+ and lower	300 bps

    For purposes of this definition, the "Applicable Spread" of shares of a series of AMPS shall be the spread associated with (i) AAA if such shares have a rating of AAA by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; (iii) if not AA- or higher, then A- if such shares have a rating of A- or better by S&P or Fitch or the equivalent of such ratings by such agencies or substitute rating agencies selected as provided below; (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below; and (v) if not BBB- or higher, then BB+ and lower; provided, however, that if such shares are rated by only one rating agency, the Applicable Spread will be determined without reference to the rating of any other rating agency.

    The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either S&P or Fitch to provide a rating for each series of AMPS. If neither S&P nor Fitch shall make such a rating available, the Fund shall select another rating agency to act as a substitute rating agency.

  •
  "Auction" shall mean each periodic implementation of the Auction Procedures.

  •
  "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of AMPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

  •
  "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees or the Executive Committee of the Board of Trustees in accordance with Section 5 of Part II of this Statement.

  •
  "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

  •
  "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

  •
  "Auditor's Confirmation" shall have the meaning specified in paragraph (c) of Section 6 of Part I of this Statement.

  •
  "Available AMPS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Beneficial Owner" with respect to shares of a series of AMPS shall mean a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

  •
  "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

  •
  "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

  •
  "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

  •
  "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

  •
  "Broker-Dealer Agreement" shall mean an agreement among the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

  •
  "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York are authorized by law to close.

  •
  "Code" means the Internal Revenue Code of 1986, as amended.

  •
  "Common Shares" shall mean the common shares of beneficial interest, no par value, of the Fund.

  •
  "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

  •
  "Date Of Original Issue" with respect to shares of a series of AMPS shall mean the date on which the Fund initially issued such shares.

  •
  "Declaration" shall have the meaning specified in the First paragraph of this Statement.

  •
  "Deposit Securities" means cash and instruments (having a remaining maturity of 12 months or less) rated at least AAA, A-1+ or SP-1+ by S&P.

  •
  "Discount Factor" means the S&P Discount Factor (if S&P is then rating the AMPS), Fitch Discount Factor (if Fitch is then rating the AMPS) or the discount factor established by any Other Rating Agency which is then rating the AMPS and which so requires, whichever is applicable.

  •
  "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

  •
  "Dividend Payment Date" with respect to shares of a series of AMPS shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

  •
  "Dividend Period" with respect to shares of a series of AMPS shall mean the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

  •
  "Eligible Assets" means S&P Eligible Assets or Fitch Eligible Assets (if S&P or Fitch are then rating the AMPS at the Fund's request) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the AMPS, whichever is applicable.

  •
  "Existing Holder" with respect to shares of a series of AMPS shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

  •
  "Failure To Deposit" with respect to shares of a series of AMPS shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any shares of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any shares of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

  •
  "Fitch" means Fitch Ratings or its successors.

  •
  "Fitch Discount Factor" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "Fitch Eligible Assets" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "Fitch Exposure Period" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "Fund" shall mean the entity named on the first page of this statement, which is the issuer of AMPS.

  •
  "Holder" with respect to a shares of a series of AMPS shall mean the registered holder of the such shares as the same appears on the record books of the Fund.

  •
  "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

  •
  "Independent Registered Public Accounting Firm" shall mean a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act.

  •
  "Initial Rate Period" with respect to shares of a series of AMPS, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

  •
  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

  •
  "Investment Company Act Cure Date," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Shares Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

  •
  "Investment Company Act Preferred Shares Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding AMPS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

  •
  "Late Charge" shall have the meaning specified in subparagraph (e) (i) (B) of Section 2 of Part I of this Statement.

  •
  "Libor Dealers" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

  •
  "Libor Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "Libor Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR

    Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

  •
  "Liquidation Preference," with respect to a given number of AMPS, means $25,000 times that number.

  •
  "London Business Day" means any day on which commercial banks are generally open for business in London.

  •
  "Market Value" means the fair market value of an asset of the Fund as computed as follows: Securities listed on the New York Stock Exchange are valued at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Trustees will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Fund where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

  •
  "Maximum Rate" for shares of a series of AMPS on any Auction Date for shares of such series shall mean for any Rate Period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

  •
  "Minimum Rate Period" shall mean any Rate Period consisting of seven Rate Period Days with respect to Series M7, Series W7, and Series F7 AMPS and 28 Rate Period Days with respect to Series T28 and Series Th28 AMPS.

  •
  "Moody's" shall mean Moody's Investors Services, Inc., a Delaware corporation, and its successors.

  •
  "Notice of Redemption" shall mean any notice with respect to the redemption of AMPS pursuant to paragraph (c) of Section 10 of Part I of this Statement.

  •
  "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of AMPS pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

  •
  "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

  •
  "Outstanding" shall mean, as of any Auction Date with respect to shares of a series of AMPS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

  •
  "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

  •
  "Potential Beneficial Owner" with respect to shares of a series of AMPS shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

  •
  "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring AMPS (or, in the case of an Existing Holder, additional AMPS).

  •
  "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i) (A) the product of the number of AMPS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the AMPS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the AMPS outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the AMPS outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the AMPS, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the AMPS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate) or other rate or rates, as the case may be in respect of those days; (D) the amount of any indebtedness or obligations of the Fund senior in right of payment to the AMPS; (E) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated A-1 or SP-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(F) become payable) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

  •
  "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 6 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

  •
  "Preferred Shares Basic Maintenance Report" shall mean a report signed by the President, Treasurer, Secretary or any Senior Vice President or Vice President of the Fund or such other persons duly authorized by the Board of Trustees of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount. The Preferred Shares Basic Maintenance Report to be provided to S&P shall also include the value (as used in the Investment Company Act) of the total assets of the Fund less all liabilities of the Fund, the last reported sales price of a Common Share on the Valuation Date and total return performance for the Fund.

  •
  "Pricing Service" shall mean, for purposes of the definition of Market Value in the Statement, Bridge Information Systems, FT Interactive Data Corp., Kenny, S&P Pricing Services, IDC/WM Company, Loan Pricing Corporation and any other pricing service approved by the Board of Trustees of the Fund from time to time, provided that the Fund obtains written confirmation from S&P that such designation will not impair the rating then assigned by S&P to the AMPS.

  •
  "Rate Period" with respect to shares of a series of AMPS, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

  •
  "Rate Period Days" for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 3 of Part I of this Statement.

  •
  "Redemption Price" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 10 of Part I of this Statement.

  •
  "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

  •
  "Reference Rate" shall mean (i) the LIBOR Rate in the case of Minimum Rate Periods and in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 365 Rate Period Days; and (ii) the Treasury Index Rate in the case of Special Rate Periods of 365 or more Rate Period Days.

  •
  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successors.

  •
  "S&P Discount Factor" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "S&P Eligible Assets" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "S&P Exposure Period" shall have the meaning specified in Section 4 of Appendix A hereto.

  •
  "Securities Act" means the Securities Act of 1933, as amended from time to time.

  •
  "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the AMPS.

  •
  "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

  •
  "Special Rate Period" with respect to shares of a series of AMPS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

  •
  "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 10 of Part I of this Statement.

  •
  "Submission Deadline" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

  •
  "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Subsequent Rate Period" with respect to shares of a series of AMPS shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

  •
  "Substitute Commercial Paper Dealer" shall mean any commercial paper dealer selected by the Fund as to which S&P, Fitch or any substitute rating agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a Commercial Paper Dealer.

  •
  "Substitute LIBOR Dealer" shall mean any LIBOR dealer selected by the Fund as to which S&P, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

  •
  "Substitute U.S. Government Securities Dealer" shall mean any U.S. Government securities dealer selected by the Fund as to which S&P, Fitch or any Other Rating Agency then rating the AMPS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

  •
  "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

  •
  "Treasury Bill" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

  •
  "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

  •
  "Treasury Note" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of ten years or less but more than 364 days.

  •
  "U.S. Government Securities Dealer" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

  •
  "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

  •
  "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining a discounted value of eligible assets at least equal to the Preferred Shares Basic Maintenance Amount, the last Business Day of each week.

  •
  "Voting Period" shall have the meaning specified in paragraph (b) of Section 4 of Part I of this Statement.

  •
  "Winning Bid Rate" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

PART I.

1.     NUMBER OF AUTHORIZED SHARES.

        The number of authorized shares constituting a series of the AMPS shall be as set forth in Section 2 of Appendix A hereto.

2.     DIVIDENDS.

        (a)    Ranking.    The shares of a series of the AMPS shall rank on a parity with each other and with shares of any other series of preferred shares as to the payment of dividends by the Fund.

        (b)    Cumulative Cash Dividends.    The Holders of any series of AMPS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of AMPS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on AMPS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on AMPS which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c)    Dividends Cumulative From Date Of Original Issue.    Dividends on any series of the AMPS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d)    Dividend Payment Dates And Adjustment Thereof.    The Dividend Payment Dates with respect to shares of a series of AMPS shall be as set forth with respect to shares of such series in Section 7 of Appendix A hereto; provided, however, that:

            (i)  if the day on which dividends would otherwise be payable for shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

           (ii)  notwithstanding Section 7 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of the AMPS consisting of more than 28 Rate Period Days and less than 92 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I. With respect to a Special Rate Period of more than 91 Rate Period Days, Dividend Payment Dates shall be monthly on the first Business Day of each calendar month and on the first Business Day following the last day of such Special Rate Period.

        (e)    Dividend Rates And Calculation Of Dividends.

          (i)    Dividend Rates.    The dividend rate on the AMPS of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation As To Series" in Section 1 of Appendix A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

            (A)  an Auction for any such Subsequent Rate Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

            (B)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such

    Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

            (C)  any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held with respect to shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-); or

            (D)  any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held with respect to shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of the AMPS for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

          (ii)    Calculation Of Dividends.    The amount of dividends per share payable on shares of a series of the AMPS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and multiplying the rate obtained by $25,000 to arrive at the dividends per share.

        (f)    Curing A Failure To Deposit.    A Failure to Deposit with respect to shares of a series of AMPS shall have been cured with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and Late Charges and (B) without duplication, the Redemption Price for shares of such series, if any, for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of AMPS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and each such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g)    Dividend Payments By Fund To Auction Agent.    The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of AMPS, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h)    Auction Agent As Trustee Of Dividend Payments By Fund.    All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

        (i)    Dividends Paid To Holders.    Each dividend on AMPS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

        (j)    Dividends Credited Against Earliest Accumulated But Unpaid Dividends.    Any dividend payment made on AMPS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.     DESIGNATION OF SPECIAL RATE PERIODS.

        (a)    Length Of and Preconditions For Special Rate Period.    The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 3 (a "Special Rate Period"); provided, however, that such Special Rate Period may consist of a number of Rate Period Days not evenly divisible by seven if all shares of such series of AMPS are to be redeemed at the end of such Special Rate Period. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 3, (B) there is no Failure to Deposit with respect to any series of AMPS on the date of designation of such Special Rate Period, (C) an Auction for shares of such series shall have been held on the Auction

Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 10 of this Part I with respect to any shares of such series, the Fund has available liquid securities equal to the Redemption Price and (E) Merrill Lynch, Pierce, Fenner & Smith Incorporated or any successor lead Broker-Dealer designated by the Fund shall have notified the Fund that it does not object to the designation of such Special Rate Period. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of the AMPS as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Fitch (if Fitch is then rating such series) with such documents as it may request.

        (b)    Adjustment Of Length Of Special Rate Period.    If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day in the case of a series of AMPS designated as "Series M7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Wednesday that is a Business Day in the case of a series of AMPS designated as "Series W7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day in the case of a series of AMPS designated as "Series F7 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day in the case of a series of AMPS designated as "Series T28 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day.

        If the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Thursday that is a Business Day in the case of a series of AMPS designated as "Series Th28 AMPS" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day.

        (c)    Notice Of Proposed Special Rate Period.    If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of AMPS as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be reasonably practicable under the circumstances) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Fund or its agent by first-class mail, postage prepaid, to the Holders of shares of such series and the lead broker-dealer, currently Merrill Lynch, Pierce, Fenner & Smith Incorporated. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d)    Notice Of Special Rate Period.    No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of AMPS as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall deliver to the Auction Agent either:

            (i)  a notice ("Notice Of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) the Fund does not receive confirmation from S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS) that the proposed Special Rate Period will not affect such rating agency's then current rating on the AMPS, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, S&P Eligible Assets (if S&P is then rating such series) and Fitch Eligible Assets (if Fitch is then rating such series) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period); or

           (ii)  a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

        (e)    Failure To Deliver Notice Of Special Rate Period.    If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (d)(i) of this Section 3, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either S&P or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be reasonably practicable under the circumstances), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 3, the Fund will provide S&P (if S&P is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

4.     VOTING RIGHTS.

        (a)    One Vote Per Share Of AMPS.    Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of AMPS shall be entitled to one vote for each share of AMPS held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each share of the AMPS, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding preferred shares, including the AMPS, represented in person or by proxy at a meeting of the shareholders of the Fund held for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two trustees of the Fund, each of the AMPS entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and AMPS voting together as a single class, shall elect the balance of the trustees.

        (b)    Voting For Additional Trustees.

          (i)    Voting Period.    Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the AMPS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the AMPS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

            (A)  if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding AMPS, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

            (B)  if at any time holders of preferred shares, including the AMPS, are entitled under the Investment Company Act to elect a majority of the trustees of the Fund.

  Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

          (ii)    Notice Of Special Meeting.    As soon as practicable after the accrual of any right of the holders of preferred shares, including the AMPS, to elect additional trustees as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the AMPS, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

          (iii)    Terms Of Office Of Existing Trustees.    The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent trustees elected by the holders of the Common Shares and AMPS, shall constitute the duly elected trustees of the Fund.

          (iv)    Terms Of Office Of Certain Trustees To Terminate Upon Termination Of Voting Period.    Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other AMPS pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4.

        (c)    Holders Of AMPS To Vote On Certain Other Matters.

          (i)    Increases In Capitalization.    So long as any AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of AMPS (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (b) of Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of AMPS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of AMPS or classes or series of other preferred shares ranking on a parity with AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund) or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such AMPS or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of AMPS will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of AMPS and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the AMPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the AMPS and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the AMPS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 and 2/3% of the AMPS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would materially and adversely affect the rights of one or more series (the "Affected Series") of AMPS in a manner different from any other series of the AMPS, the Fund would not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each of such Affected Series voting as a separate class).

          (ii)    Investment Company Act Matters.    Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a "majority of the outstanding AMPS" at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding AMPS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the Investment Company Act. For purposes of this Section 4(c)(ii), "majority of the outstanding AMPS" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of AMPS is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) of the results of such vote.

        (d)    Board May Take Certain Actions Without Shareholder Approval.    The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by S&P or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of AMPS or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from S&P or Fitch (such confirmation being required to be obtained only in the event S&P or Fitch is rating the AMPS and in no event being required to be obtained from S&P in the case of the definitions of (x) Deposit Securities and Discounted Value as such terms apply to Fitch Eligible Assets and (y) Fitch Discount Factor, Fitch Eligible Asset, Fitch Exposure Period and Fitch Industry Classification and in no event being required to be obtained from Fitch in the case of the definitions of (x) Discounted Value as such term applies to S&P Eligible Assets, and (y) S&P Discount Factor, S&P Exposure Period, S&P Eligible Asset and S&P Industry Classification) that any such amendment, alteration or repeal would not impair the ratings then assigned by S&P or Fitch, as the case may be, to the AMPS:

  Deposit Securities
  Discounted Value
  Market Value
  S&P Discount Factor
  S&P Eligible Asset
  S&P Exposure Period

  S&P Industry Classification
  Investment Company Act Cure Date
  Investment Company Act Preferred Shares Asset Coverage
  Preferred Shares Basic Maintenance Amount
  Preferred Shares Basic Maintenance Cure Date
  Preferred Shares Basic Maintenance Report
  Annual Valuation Date
  Fitch Discount Factor
  Fitch Eligible Asset
  Fitch Exposure Period
  Fitch Industry Classification
  Valuation Date

        (e)    Voting Rights Set Forth Herein Are Sole Voting Rights.    Unless otherwise required by law, the Holders of AMPS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

        (f)    No Preemptive Rights Or Cumulative Voting.    The Holders of AMPS shall have no preemptive rights or rights to cumulative voting.

        (g)    Voting For Trustees Sole Remedy For Fund's Failure To Pay Dividends.    In the event that the Fund fails to pay any dividends on the AMPS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

        (h)    Holders Entitled To Vote.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Preferred Share and no Preferred Share shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 10 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Share held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.     INVESTMENT COMPANY ACT PREFERRED SHARES ASSET COVERAGE.

        The Fund shall maintain, as of the last Business Day of each month in which any AMPS are outstanding, the Investment Company Act Preferred Shares Asset Coverage.

6.     PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

        (a)   So long as AMPS are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS).

        (b)   On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such

Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the AMPS), and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) as of any Annual Valuation Date and as of the last Valuation Date in each calendar month, in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date. With respect to S&P, the Fund may notify S&P electronically, in lieu of furnishing it with the Preferred Shares Basic Maintenance Report required by this Section 6(b), if: (i) the Fund fails to meet the Preferred Shares Basic Maintenance Amount; or (ii) the Fund meets the Preferred Shares Basic Maintenance Amount by the Preferred Shares Basic Maintenance Cure Date.

        (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to an Annual Valuation Date, the Fund shall cause the Independent Registered Public Accounting Firm to confirm in writing to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Registered Public Accounting Firm, that was prepared by the Fund during the year ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report), S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Preferred Shares Basic Maintenance Report, the Fund determined whether the Fund had, at such Annual Valuation Date in accordance with this Statement, S&P Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by S&P (in the event such information is not verified by S&P, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information), (v) with respect to the Fitch ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information), (vi) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by S&P (in the event such information is not verified by S&P, the Independent Registered Public Accounting Firm will perform alternative procedures to verify such information) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Registered Public Accounting Firm has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in the Fund's accounting records as of such date and verified that such information agrees with the Fund's accounting records (in the event such information does not agree, the Independent Registered Public Accounting Firm will provide a listing in its letter of such differences) (such confirmation is herein called the "Auditor's Confirmation").

        (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Registered Public Accounting Firm to provide to Fitch (if Fitch is then rating the AMPS) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report relating to such Preferred Shares Basic Maintenance Cure Date.

        (e)   If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the AMPS) or Fitch Eligible Assets (if Fitch is then rating the AMPS), as the case may be, of the Fund was determined by the Independent Registered Public Accounting Firm, the calculation or determination made by such Independent Registered Public Accounting Firm shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the AMPS) (in the case of an error in any Auditor's Confirmation delivered pursuant to paragraph (c) and Fitch (if Fitch is then rating the AMPS) (in the case of an error in any Auditor's Confirmation delivered pursuant to paragraph (c) or (d)) promptly following receipt by the Fund of such Auditor's Confirmation.

        (f)    On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to S&P (if S&P is then rating the AMPS) and Fitch (if Fitch is then rating the AMPS) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Registered Public Accounting Firm to confirm in writing to Fitch (if Fitch is then rating the AMPS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of Fitch Eligible Assets reflected thereon equals or exceeds the Preferred Shares Basic Maintenance Amount reflected thereon.

        (g)   On or before 5:00 p.m., New York City time, on the third Business Day after any of (i) the Fund shall have redeemed Common Shares or Preferred Shares, (ii) the ratio of the Discounted Value of S&P Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 110% or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105% or (iii) whenever requested by S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), the Fund shall complete and deliver to S&P (if S&P is then rating the AMPS) or Fitch (if Fitch is then rating the AMPS), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event. With respect to S&P, the Fund may notify S&P electronically, in lieu of furnishing the Preferred Shares Basic Maintenance Report required by this Section 6(g), if the Preferred Shares Basic Maintenance Amount falls below 110%.

        (h)   Any documents to be provided to Fitch pursuant to this Section 6 shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com. Any documents to be provided to S&P pursuant to this Section 6 shall be delivered to S&P electronically at the following email address: CDOsurveillance@sandp.com.

7.     RESERVED.

8.     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

        (a)    Dividends On Shares Other Than The AMPS.    Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the AMPS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on shares of each series of the AMPS through its most recent Dividend Payment Date. When dividends are not paid in full upon shares of each series of the AMPS through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the AMPS through their most recent respective dividend payment dates, all dividends declared upon the AMPS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with AMPS shall be declared pro rata so that the amount of dividends declared per share on AMPS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of AMPS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

        (b)    Dividends And Other Distributions With Respect To Common Shares Under The Investment Company Act.    The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the AMPS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c)    Other Restrictions On Dividends And Other Distributions.    For so long as any AMPS are outstanding, and except as set forth in paragraph (a) of this Section 8 and paragraph (c) of Section 11 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of the AMPS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and, (ii) the Fund has redeemed the full number of AMPS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to AMPS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to AMPS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS)

and Fitch Eligible Assets (if Fitch is then rating the AMPS) would at least equal the Preferred Shares Basic Maintenance Amount.

9.     RATING AGENCY RESTRICTIONS.

        Except as expressly permitted in "Certain Definitions—S&P Hedging Transactions," "Certain Definitions—Fitch Hedging Transactions" and Section 11 of Appendix A hereto or as otherwise permitted by the then-current guidelines of Fitch (if Fitch is then rating the AMPS) and S&P (if S&P is then rating the AMPS), for so long as any AMPS are outstanding and S&P or Fitch or both are rating such shares, the Fund will not, unless it has received written confirmation from S&P or Fitch, or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

          (a)   borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 percent of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

          (b)   issue additional shares of any series of AMPS or any class or series of shares ranking prior to or on a parity with AMPS with respect to the payment of dividends or the distribution of assets upon dissolutions, liquidation or winding up of the Fund, or reissue any AMPS previously purchased or redeemed by the Fund;

          (c)   merge or consolidate into or with any other corporation;

          (d)   enter into reverse repurchase agreements;

          (e)   engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if; (i) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated A or A-1 or better by S&P or Fitch; (ii) the swap, collar or floor is marked-to-market daily by the counterparty; (iii) a swap, collar or floor that is "in the money" is valued at 90% of the accrued net excess of the Fund's entitlements under such instrument over its obligations under such instrument for purposes of calculating the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the AMPS) and the Discounted Value of the S&P Eligible Assets (if S&P is then rating the AMPS); (iv) for swaps, caps and floors that are "out of the money," 100% of any accrued net excess of the Fund's obligations under such instrument over its entitlements under such instrument, which excess is included as a liability of the Fund for the purposes of calculating the Preferred Share Basic Maintenance Amount (if either S&P or Fitch are then rating the AMPS); (v) the swap, cap or floor will be terminated if the Fund fails to maintain Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the AMPS) and S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the AMPS) on any two consecutive Valuation Dates; and (vi) the Fund provides Fitch (if Fitch is then rating the AMPS) and S&P (if S&P is then rating the AMPS) subsequent notice of entering into the swap, cap or floor;

          (f)    short sell securities such that the position held in such security would exceed 20% of its average daily trading volume (measured as of the 10 trading day period prior to such transaction) as determined from Bloomberg or an equivalent source (if Fitch is then rating the AMPS); or

          (g)   short sell securities of a single issuer which would cause the Fund's holdings in such issuer to exceed 2% of the total market value of the Fund's portfolio invested in such issuer (if Fitch is then rating the AMPS).

        In the event any AMPS are outstanding and another rating agency is rating such shares in addition to or in lieu of S&P or Fitch, the Fund shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by S&P or Fitch.

10.   REDEMPTION.

        a)    Optional Redemption.

              (i)  Subject to the provisions of subparagraph (v) of this paragraph (a), AMPS of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) unless otherwise provided in Section 9 of Appendix A hereto, shares of a series of AMPS are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of the AMPS, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that the shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified in such notice ("Special Redemption Provisions").

             (ii)  A Notice of Special Rate Period relating to shares of a series of AMPS may contain Special Redemption Provisions only if the Fund's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

            (iii)  If fewer than all of the outstanding shares of a series of the AMPS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

            (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of AMPS may be redeemed at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Index Rate for such Rate Period, at a redemption price per share shall equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

             (v)  The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 10 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of AMPS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of S&P Eligible Assets (if S&P is then rating the AMPS) and Fitch Eligible Assets (if Fitch is then rating the AMPS) each at least equals the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

        (b)    Mandatory Redemption.    The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the AMPS, if the Fund fails to have either S&P Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the AMPS, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of AMPS to be redeemed shall be equal to the lesser of (i) the minimum number of AMPS, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having S&P Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of AMPS and other preferred shares the redemption or retirement of which would have had such result, all AMPS and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of AMPS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be, pro rata among each series of AMPS and other preferred shares subject to redemption or retirement. The Fund will effect any required mandatory redemption pursuant to this paragraph (b), no later than 30 days after the last Valuation Date when the Discounted Value of the S&P Eligible Assets and the Discounted Value of the Fitch Eligible Assets equaled or exceeded the Preferred Shares Basic Maintenance Amount, except that if the Fund does not have funds legally available for the redemption of all of the required number of the AMPS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 30 days after the last Valuation Date when the Discounted Value of the S&P Eligible Assets and the Discounted Value of the Fitch Eligible Assets equaled or exceeded the Preferred Shares Basic Maintenance Amount, the Fund shall redeem those AMPS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of the AMPS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

        (c)    Notice Of Redemption.    If the Fund shall determine or be required to redeem shares of a series of AMPS pursuant to paragraph (a) or (b) of this Section 10, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees, (ii) Fitch, if Fitch is then rating the Preferred Shares, (iii) S&P, if S&P is then rating the AMPS and (iv) the Auction Agent. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of AMPS to be redeemed and the series thereof; (iii) the CUSIP number for the shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any of the shares of a series of AMPS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 10 under which such redemption is made. If fewer than all of shares of a series of AMPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 10 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d)    No Redemption Under Certain Circumstances.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of a series of AMPS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, the Holders of all outstanding shares of such series.

        (e)    Absence Of Funds Available For Redemption.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem AMPS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed AMPS for which a Notice of Redemption has been mailed, dividends may be declared and paid on AMPS and shall include those AMPS for which a Notice of Redemption has been mailed except as otherwise provided in paragraph (g) of this Section 10.

        (f)    Auction Agent As Trustee Of Redemption Payments By Fund.    All moneys paid to the Auction Agent for payment of the Redemption Price of AMPS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g)    Shares For Which Notice Of Redemption Has Been Given Are No Longer Outstanding.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 10, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the AMPS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of AMPS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the AMPS called for redemption on such date and (ii) all other amounts to which Holders of AMPS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of AMPS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h)    Compliance With Applicable Law.    In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

        (i)    Only Whole AMPS May Be Redeemed.    In the case of any redemption pursuant to this Section 10, only whole AMPS shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j)    Modification Of Redemption Procedures.    Notwithstanding any of the foregoing provisions of this Section 10, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the AMPS, and (ii) the Fund receives written notice from S&P (if S&P is then rating the AMPS and Fitch (if Fitch is then rating the AMPS) that such modification would not impair the ratings assigned by S&P and Fitch to shares of Preferred Shares.

11.   LIQUIDATION RIGHTS.

        (a)    Ranking.    The shares of a series of AMPS shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

        (b)    Distributions Upon Liquidation.    Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of AMPS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the AMPS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to the Holders of the AMPS of the full preferential amounts provided for in this paragraph (b), the Holders of AMPS as such shall have no right or claim to any of the remaining assets of the Fund.

        (c)    Pro Rata Distributions.    In the event the assets of the Fund available for distribution to the Holders of AMPS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 11, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the AMPS with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the AMPS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d)    Rights Of Junior Shares.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the AMPS as provided in paragraph (b) of this Section 11, but not prior thereto, any other series or class or classes of shares ranking junior to the AMPS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the AMPS shall not be entitled to share therein.

        (e)    Certain Events Not Constituting Liquidation.    Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.

12.   MISCELLANEOUS.

        (a)    Amendment Of Appendix A To Add Additional Series.    Subject to the provisions of paragraph (c) of Section 9 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) add additional series of AMPS or additional shares of a series of the AMPS (and terms relating thereto) to the series and AMPS theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this statement.

        (b)    Appendix A Incorporated By Reference.    Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

        (c)    No Fractional Shares.    No fractional shares of AMPS shall be issued.

        (d)    Status Of AMPS Redeemed, Exchanged Or Otherwise Acquired By The Fund.    AMPS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued preferred shares without designation as to series.

        (e)    Board May Resolve Ambiguities.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of AMPS prior to the issuance of shares of such series.

        (f)    Headings Not Determinative.    The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

        (g)    Notices.    All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

        (h)    Certificate For AMPS.    No certificates representing shares of the AMPS will be issued unless otherwise authorized by the Board of the Fund.

PART II.

1.     ORDERS.

        (a)   Prior to the Submission Deadline on each Auction Date for shares of a series of the AMPS:

            (i)  each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A)  the number of Outstanding shares of such series, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such series;

            (B)  (I) the number of Outstanding shares of such series which such Beneficial Owner offers to purchase, or (II) the number of Outstanding AMPS held by such Beneficial Owner, if any, which such Beneficial Owner chooses to hold, in the case of both clauses (I) and (II), if the Applicable Rate for shares of such series for the next succeeding Rate Period is not less than the rate specified by such Beneficial Owner, or (III) the number of Outstanding AMPS such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and /or

            (C)  the number of Outstanding shares of such series held, if any, by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

           (ii)  one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares of such series, if any, which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)   (i)    A Bid by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series for shares of such series determined on such Auction Date shall be less than the rate specified therein;

            (B)  such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

            (C)  the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

           (ii)  A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of such series specified in such Sell Order; or

            (B)  such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids of shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of AMPS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii)  A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of AMPS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A)  the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

        (c)   No Order for any number of AMPS other than whole shares shall be valid.

        (d)   A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Rate for AMPS on the Auction Date will not be accepted.

2.     SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

        (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of a series of the AMPS subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (i)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

           (ii)  the aggregate number of shares of such series that are the subject of such Order;

          (iii)  to the extent that such Bidder is an Existing Holder of shares of such series:

            (A)  the number of shares of such series, if any, subject to any Hold Order of such Existing Holder;

            (B)  the number of shares of such series, if any, subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C)  the number of shares of such series, if any, subject to any Sell Order of such Existing Holder; and

          (iv)  to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

        (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c)   If an Order or Orders covering all of the outstanding AMPS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding AMPS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (i)  all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of AMPS subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

           (ii)  (A)    any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

            (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

            (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D)  in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii)  all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the total amount of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e)   If more than one Bid for one or more shares of a series of the AMPS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f)    After the Submission Deadline has passed, any Order that has been submitted by a Broker Dealer to the Auction Agent, either on behalf of a Beneficial Owner or Potential Beneficial Owner or for the Broker-Dealer's own account, shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement by the Auction Agent of the results of the Auction.

3.     DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.

        (a)   Not earlier than the Submission Deadline on each Auction Date for shares of a series of AMPS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers for shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

            (i)  the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS" of such series);

           (ii)  from the Submitted Orders for shares of such series whether:

            (A)  the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series; exceeds or is equal to the sum of:

            (B)  the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

            (C)  the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii)  if Sufficient Clearing Bids for the shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

            (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold shares of such series that are subject to such Submitted Bids; and

            (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available AMPS of such series.

        (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of AMPS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

            (i)  if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

           (ii)  if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii)  if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 10 of Appendix A hereto.

4.     ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

        Existing Holders shall continue to hold the AMPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a)   If Sufficient Clearing Bids for shares of a series of AMPS have been made, all Submitted Sell Orders for shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this section 4, Submitted Bids for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the AMPS subject to such Submitted Bids;

             (ii)  Existing Holders' Submitted Bids shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the AMPS subject to such Submitted Bids;

            (iii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

            (iv)  each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the AMPS subject to such Submitted Bid, unless the number of Outstanding AMPS subject to all such Submitted Bids shall be greater than the number of AMPS ("Remaining Shares") in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold AMPS subject to such Submitted Bid, but only in an amount equal to the number of AMPS of such shares obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

             (v)  each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available AMPS of such series over the number of AMPS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding AMPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding AMPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b)   If Sufficient Clearing Bids for shares of a series of AMPS have not been made (other than because all Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

              (i)  Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the AMPS subject to such Submitted Bids;

             (ii)  Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

            (iii)  Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c)   If all of the Outstanding shares of such series are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, the amount calculated includes a fraction of a share of a series of AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of AMPS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole AMPS.

          (e)   If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of the AMPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate AMPS of such series for purchase among Potential Holders so that only whole shares of AMPS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing AMPS of such series on such Auction Date.

          (f)    Based on the results of each Auction for shares of a series of AMPS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, AMPS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of AMPS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of AMPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g)   Neither the Fund, the Advisor nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver AMPS of any series or to pay for AMPS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5.     AUCTION AGENT.

        For so long as any AMPS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any AMPS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of AMPS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of AMPS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction for shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

6.     TRANSFER OF AMPS.

        Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of AMPS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of AMPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker- Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.     GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the shares of a series of the AMPS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer shares of a series of the AMPS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

8.     FORCE MAJEURE.

        (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

        (b)   Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

            (i)  the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

           (ii)  the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii)  the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

        IN WITNESS WHEREOF, CLOUGH GLOBAL OPPORTUNITIES FUND has caused these presents to be signed as of                        , 2006 in its name and on its behalf by its President and attested by its Secretary. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

CLOUGH GLOBAL OPPORTUNITIES FUND
By:
Name:
		Title:	President
ATTEST:	/s/ ERIN E. DOUGLAS
Name:	Erin E. Douglas
Title:	Secretary
, 2006

 CLOUGH GLOBAL OPPORTUNITIES FUND

APPENDIX A

STATEMENT OF PREFERENCES OF PREFERRED SHARES

SECTION 1
DESIGNATION OF SERIES OF THE AMPS.

        SERIES M7:    A series of 3,600 Auction Market Preferred Shares, liquidation preference $25,000 per share, is hereby designated "AMPS, Series M7." Each of the 3,600 shares of Series M7 AMPS issued on                        , 2006 shall, for purposes hereof, be deemed to have a Date of Original Issue of                        , 2006; have an Applicable Rate for its Initial Rate Period equal to        % per annum; have an initial Dividend Payment Date of                        , 2006; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series M7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series M7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement.

        SERIES W7:    A series of 3,600 Auction Market Preferred Shares, liquidation preference $25,000 per share, is hereby designated "AMPS, Series W7." Each of the 3,600 shares of Series W7 AMPS issued on                        , 2006 shall, for purposes hereof, be deemed to have a Date of Original Issue of                        , 2006; have an Applicable Rate for its Initial Rate Period equal to        % per annum; have an initial Dividend Payment Date of                        , 2006; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series W7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement.

        SERIES F7:    A series of 3,600 Auction Market Preferred Shares, liquidation preference $25,000 per share, is hereby designated "AMPS, Series F7." Each of the 3,600 shares of Series F7 AMPS issued on                        , 2006 shall, for purposes hereof, be deemed to have a Date of Original Issue of                        , 2006; have an Applicable Rate for its Initial Rate Period equal to        % per annum; have an initial Dividend Payment Date of                        , 2006; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series F7 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series F7 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement.

        SERIES T28:    A series of 3,600 Auction Market Preferred Shares, liquidation preference $25,000 per share, is hereby designated "AMPS, Series T28." Each of the 3,600 shares of Series T28 AMPS issued on                        , 2006 shall, for purposes hereof, be deemed to have a Date of Original Issue of                        , 2006; have an Applicable Rate for its Initial Rate Period equal to        % per annum; have an initial Dividend Payment Date of                        , 2006; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T28 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series T28 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement.

        SERIES Th28:    A series of 3,600 Auction Market Preferred Shares, liquidation preference $25,000 per share, is hereby designated "AMPS, Series Th28." Each of the 3,600 shares of Series Th28 AMPS issued on                        , 2006 shall, for purposes hereof, be deemed to have a Date of Original Issue of                        , 2006; have an Applicable Rate for its Initial Rate Period equal to        % per annum; have an initial Dividend Payment Date of                        , 2006; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series Th28 AMPS issued thereafter shall be issued on the first day of a Rate Period of the then outstanding shares of Series Th28 AMPS, shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Agreement and Declaration of Trust applicable to AMPS of the Fund, as set forth in Part I and Part II of this Statement.

SECTION 2
NUMBER OF AUTHORIZED SHARES PER SERIES.

        The number of authorized shares of Series M7 AMPS is unlimited. The number of authorized shares of Series W7 AMPS is unlimited. The number of authorized shares of Series F7 AMPS is unlimited. The number of authorized shares of Series T28 AMPS is unlimited. The number of authorized shares of Series Th28 AMPS is unlimited.

SECTION 3
EXCEPTIONS TO CERTAIN DEFINITIONS.

        Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

        Not applicable.

SECTION 4
CERTAIN DEFINITIONS.

        For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

        "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

        "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least weekly.

        "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

        "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

          (i)  Municipal Obligations: the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest exposure period set forth opposite such rating that is the same length as or is longer than the exposure period, in accordance with the table set forth below.

Rating Category

Exposure Period	AAA*	AA*	A*	BBB*	F1**	Unrated***
7 weeks	151%	159%	166%	173%	136%	225%
8 weeks or less but greater than 7 weeks	154%	161%	168%	176%	137%	231%
9 weeks or less but greater than 8 weeks	158%	163%	170%	177%	138%	240%

*
Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

**
Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***
Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

        Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

         (ii)  Corporate Debt Securities: the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Fitch Discount Factors For Corporate Debt Securities
Including Non-Investment Grade Bonds

Terms to Maturity	AAA	AA	A	BBB	BB	Unrated(1)
1 year or less	106%	108%	110%	112%	130%	152%
2 years or less (but longer than 1 year)	106%	108%	110%	112%	130%	152%
3 years or less (but longer than 2 years)	106%	108%	110%	112%	130%	152%
4 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%
5 years or less (but longer than 4 years)	111%	113%	115%	117%	134%	152%
7 years or less (but longer than 5 years)	114%	116%	118%	120%	136%	152%
10 years or less (but longer than 7 years)	116%	118%	120%	122%	137%	152%
15 years or less (but longer than 10 years)	120%	122%	124%	124%	139%	152%
30 years or less (but longer than 15 years)	124%	127%	129%	129%	145%	152%
Greater than 30 years	124%	127%	129%	129%	145%	152%

(1)
If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Unrated" in the table above.

        The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

        The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

        (iii)  Common stock and warrants: The Fitch Discount Factor applied to common stock will be:

	Securities Sold Long	Securities Sold Short
Large-cap stocks:	200%	200%
Mid-cap stocks:	233%	250%
Small-cap stocks:	286%	333%
Others:	370%	370%

        The Fitch Discount Factor for foreign common stock of Developed Countries is (A) 210% for large-cap stocks; (B) 244% for mid-cap stocks; (C) 300% for small-cap stocks; and (D) 370% for other foreign common stock.

        The Fitch Discount Factor for foreign common of Emerging Countries is 370% regardless of market capitalization.

        See "Fitch Eligible Assets—common stocks" for definitions of large-cap, mid-cap and small-cap stocks.

        See "Fitch Eligible Assets—common stocks" for definitions of Developing and Emerging Countries.

        (iv)  Preferred stock: the Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

Preferred Stock(1)	Discount Factor
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment grade DRD	164%
Note rated or below investment grade DRD	200%

(1)
If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Fund will use the percent set forth under "Not rated or below BB" in the table above.

         (v)  Convertible securities: the Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

        The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15% above the relevant Treasury curve.

        The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

        (vi)  U.S. Government Securities:

Time Remaining To Maturity	Discount Factor
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 25 years	154%

       (vii)  Short-Term Investments and Cash: the Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and Municipal Debt Obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

      (viii)  Rule 144A Securities: the Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

        (ix)  Asset-backed and mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	128%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than $0.40)	696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)	214%
AAA LockOut securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

(1)
Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

         (x)  Real Estate Investment Trusts:

          (a)   For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock	154%
REIT or other real estate company stock	196%

          (b)   For corporate debt securities of REITs, the Fitch Discount Factor applied shall be:

Terms to Maturity	AAA	AA	A	BBB	BB	B	Unrated
1 year or less	111%	114%	117%	120%	121%	127%	127%
2 years or less (but longer than 1 year)	116%	123%	125%	127%	132%	137%	137%
3 years or less (but longer than 2 years)	121%	125%	127%	131%	133%	140%	152%
4 years or less (but longer than 3 years)	126%	126%	129%	132%	136%	140%	164%
5 year or less (but longer than 4 years)	131%	132%	135%	139%	144%	149%	185%
7 years or less (but longer than 5 years)	140%	143%	146%	152%	159%	167%	228%
10 years or less (but longer than 7 years)	141%	143%	147%	153%	160%	168%	232%
12 years or less (but longer than 7 years)	144%	144%	150%	157%	165%	174%	249%
15 years or less (but longer than 12 years)	148%	151%	155%	163%	172%	182%	274%
30 years or less (but longer than 15 years)	152%	156%	160%	169%	180%	191%	306%

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

        (xi)  Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at market value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. Options purchased by the Fund shall not be included as Fitch Eligible Assets. For written covered call options (when the Fund holds the underlying position), to determine the Fitch Eligible Asset, use the product of (a) the number of exercisable shares in the contract, and (b) the lesser of (i) the market value to the underlying security, and (ii) the strike price. For written uncovered call options, to determine the reduction in the aggregate Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the product of (1) the market value of the underlying security or index and (2) the applicable discount factor, less the strike price. For written put options, to determine the reduction in the aggregate Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the strike price less the quotient of (1) the market value of the underlying security or index, and (2) the applicable discount factor.

       (xii)  Securities lending: the Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

      (xiii)  Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

        If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

          (a)   Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

          (b)   In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding AMPS.

          (c)(1) The underlying securities subject to a credit default swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Fund purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Fund will not include a credit default swap as a Fitch Eligible Asset purchase by the Fund without the Fund holding the underlying security or when the Fund busy a credit default swap for a basket of securities without holding all the securities in the basket.

      (xiv)  Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category	Discount Factor
A	115%
B	130%
C	152%
D	370%

        Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

       (xv)  GNMAs, FNMAs, FHLMCs, etc.

      (xvi)  MBS, asset-backed and other mortgage-backed securities:

          MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a state maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.

          Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	120%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than $0.40)	696%
U.S. agency interest only securities (with Market Value less than or equal to $0.40)	271%
AAA Lock-Out securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

(1)
Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

        "Fitch Eligible Asset" means:

            (i)  Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

           (ii)  Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (2) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

          (iii)  Municipal Obligations that (i) pay interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Fund's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

Rating	Minimum Issue Size ($ Millions)(1)	Maximum Single Underlying Obligor Issuer (%)(2)	Maximum State Allowed (%)(2)(3)
AAA	10	100	100
AA	10	20	60
A	10	10	40
BBB	10	6	20
BB	10	4	12
B	10	3	12
CCC	10	2	12

(1)
Preferred stock has a minimum issue size of $50 million.

(2)
The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

(3)
Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

          For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

          Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the AMPS) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

          (iv)  U.S. Government Securities;

          (v)   Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Fund that including debt securities from such foreign country will adversely impact Fitch's rating of the AMPS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

          (vi)  Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

          (vii) Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Fund; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate

  Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Developed Countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom; Emerging Countries refer to foreign countries not defined by Developed Countries; (iv) Small-cap stocks refer to stocks of companies with a market capitalization between $300 million to $2 billion; Mid-cap stocks refer to stocks of companies with a market capitalization greater than $2 billion but less than $10 billion; Large-cap stocks are stocks of companies with a market capitalization greater than $10 billion.

          (viii) Rule 144A Securities;

          (ix)  Warrants on common stocks described in (vii) above;

          (x)   any common stock, preferred stock or any debt securities of REITs or real estate companies;

          (xi)  Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F-1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the AMPS original issued;

          (xii) Swaps, including Total Return Swaps entered into according to ISDA;

          (xiii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS;

          (xiv) asset-backed and mortgage-backed securities;

          (xv) senior loans; and

          (xvi) Fitch Hedging Transactions.

        Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the AMPS.

        Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

        "Fitch Diversification Limitations" means portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

Equity Securities	Maximum Single Issuer(1)
Large-cap	5%
Mid-cap	5%
Small-cap	5%

(1)
Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

Debt Securities Rated At Least(1)	Maximum Single Issuer(2)	Maximum Single Industry(2)(3)	Minimum Issue Size ($ In Million)(4)
AAA	100%	100%	$100
AA-	20%	75%	$100
A-	10%	50%	$100
BBB-	6%	25%	$100
BB-	4%	16%	$50
B-	3%	12%	$50
CCC	2%	8%	$50

(1)
Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2)
Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3)
Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4)
Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Fund will treat the security as if it were "CCC" in the table above.

REIT And Other Real Estate Company Securities

        5% issuer limitation (including common, preferred, debt and other securities)

        "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

        "Fitch General Portfolio Requirements" Means That The Fund's Portfolio Must Meet The Following Diversification Requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

        "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts, subject to the following limitations:

            (i)  The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

           (ii)  The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (A)  Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

            (B)  Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

          (iii)  The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

          (iv)  The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

  Aerospace & Defense
  Automobiles
  Banking, Finance & Real Estate
  Broadcasting & Media
  Building & Materials
  Cable
  Chemicals
  Computers & Electronics
  Consumer Products
  Energy
  Environmental Services
  Farming & Agriculture
  Food, Beverage & Tobacco
  Gaming, Lodging & Restaurants
  Healthcare & Pharmaceuticals
  Industrial/Manufacturing
  Insurance
  Leisure & Entertainment
  Metals & Mining
  Miscellaneous
  Packaging and Containers
  Paper & Forest Products
  Retail
  Sovereign
  Structured Finance Obligations
  Supermarkets & Drugstores
  Telecommunications
  Textiles & Furniture
  Transportation
  Utilities

        The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

        "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

            (i)  "Fitch Loan Category A" means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to $0.90.

           (ii)  "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

          (iii)  "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing

  Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

          (iv)  "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

        Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

        "Money Market Fund" is a registered investment company eligible to price its redeemable securities in accordance with Rule 2a-7 under the Investment Company Act.

        "Other Rating Agency" means any Rating Agency other than S&P or Fitch then providing a rating for the AMPS pursuant to the request of the Fund.

        "Other Rating Agency Eligible Assets" means assets of the Fund designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Fund's assets in connection with such Other Rating Agency's rating of AMPS.

        "Performing" means with respect to any asset, the issuer of such investment is not in default of any payment obligations in respect thereof.

        "Rating Agency" shall mean a nationally recognized statistical rating organization ("NRSRO").

        "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

        "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment advisor acting pursuant to procedures approved by the Board of Trustees of the Fund.

        "S&P Discount Factor" means, with respect to an S&P Eligible Asset specified below, the following applicable number, provided that the S&P Exposure Period is 20 Business Days or less:

          (a)   Types of S&P Eligible Assets

Type of S&P Eligible Asset	Discount Factor For AAA Rating
Common Stocks	168%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB-	228%
REIT and Non-DRD eligible Preferred Stock with a senior or preferred stock rating of at least BBB-	155%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB-	233%
REIT and non-DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB-	160%
Un-rated DRD Eligible Preferred Stock	238%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock	165%
Convertible bonds rated AAA to AAA-	148%
Convertible bonds rated AA+ to AA-	155%
Convertible bonds rated A+ to A-	162%
Convertible bonds rated BBB+ to BBB-	168%
Convertible bonds rated BB+ to BB-	175%
Convertible bonds rated B+ to B-	182%
Convertible bonds rated CCC+ to CCC-	189%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	113%
U.S. Government Obligations (52 week Treasury Bills)	102%
U.S. Government Obligations (Two-Year Treasury Notes)	104%
U.S. Government Obligations (Five-Year Treasury Notes)	110%
U.S. Government Obligations (Ten-Year Treasury Notes)	117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	130%
Agency Mortgage Collateral (Fixed 15-Year)	129%
Agency Mortgage Collateral (Fixed 30-Year)	132%
Agency Mortgage Collateral (ARM 1/1)	122%
Agency Mortgage Collateral (ARM 3/1)	123%
Agency Mortgage Collateral (ARM 5/1)	123%
Agency Mortgage Collateral (ARM 10/1)	123%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Debt securities of REIT's and other real estate companies according to the following corporate bond schedule
Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA-	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%
Corporate Bonds rated at least A	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB-	124%

Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB-	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B-	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated at least CCC-	350%
Master Limited Partnerships	625%
Cash and Cash Equivalents	100%

          (b)   Interest rate swaps entered into according to ISDA standards if:

              (i)  the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A-, or equivalent by S&P, or higher.

             (ii)  the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares.

            (iii)  The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

            (iv)  If the Corporation fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

             (v)  For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation's rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

            (vi)  The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation's obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation's obligations with respect to such caps or floors.

          (c)   Cash and Cash Equivalents

              (i)  Cash and Cash Equivalents and demand deposits in an "A-1+" rated institution are valued at 100%. "A-1+" rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

             (ii)  The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Corporation used as "sweep" vehicles will be 110%. Money Market Funds rated "AAA-" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAA- by S&P with effective next day maturities.

        "S&P Eligible Assets" will mean:

          (A)  Deposit Securities;

          (B)  U.S. Government Obligations of U.S. Government Agencies

          (C)  Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

            (1)   be no more than 10% of total assets may be below a S&P rating of BBB-, or comparable Moody's or Fitch rating, or unrated;

            (2)   the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

            (3)   such Other Debt must provide for periodic interest payments in cash over the life of the security;

            (4)   no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;

            (5)   which, in the aggregate, have an average duration of not more than 12 years.

          (D)  Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

            (1)   such evidence of indebtedness is rated at least CCC by S&P; and

            (2)   if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

          (E)  Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

            (1)   For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

            (2)   Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

            (3)   FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

            (4)   Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

          (F)  Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

          (G)  Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

            (1)   The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-".

            (2)   The issuer—or if the issuer is a special purpose corporation, its parent—is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

            (3)   The collateral pays cash dividends denominated in U.S. dollars.

            (4)   Private placement 144A with registration rights are eligible assets.

            (5)   The minimum market capitalization of eligible issuers is US$100 million.

          Restrictions for floating-rate preferred stock:

            (1)   Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

            (2)   The floating-rate preferred stock may not have been subject to a failed auction.

          Restrictions for adjustable—or auction-rate preferred stock:

            (3)   The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

          Concentration Limits:

            (1)   Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

            (2)   Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

            (3)   Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

            (4)   Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

          (H)  Common stocks of Utility Companies that satisfy all of the following conditions:

            (1)   such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding "144a" or "pink sheet" stock not carried in daily newspaper over-the-counter listings;

            (2)   the market capitalization of such issuer of common stock exceeds $100 million;

            (3)   the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

            (4)   if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

        Escrow Bonds may comprise 100% of the Corporation's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Corporation's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

        With respect to the above, the Corporation portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors. For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated, and unregulated utilities.

        For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

        "S&P Exposure Period" shall mean the sum of (i) that number of days from the last Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Corporation's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Corporation has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Corporation has to effect a mandatory redemption under Section 10(b) of Part I of this Statement.

        "S&P Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by S&P or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, any index approved by S&P or Treasury Bonds, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by S&P or Treasury Bonds, subject to the following limitations:

            (i)  the Fund will not engage in any S&P Hedging Transaction based on any index approved by S&P (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (A)  Outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

            (B)  Outstanding financial futures contracts based on any index approved by S&P having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting S&P Eligible Assets owned by the Fund;

           (ii)  The Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

            (A)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market value exceeding 20% of the aggregate Market Value of S&P Eligible Assets owned by the Fund and rated Aa by S&P (or, if not rated by S&P but rated by S&P, rated AAA by S&P); or

            (B)  Outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 50% of the aggregate Market Value of all portfolio securities of the Fund constituting S&P Eligible Assets owned by the Fund (other than S&P Eligible Assets already subject to a S&P Hedging Transaction) and rated Baa or A by S&P (or, if not rated by S&P but rated by S&P, rated A or AA by S&P);

          (iii)  The Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by S&P if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by S&P and the Fund;

          (iv)  The Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

           (v)  The Fund will engage in S&P Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

          (vi)  The Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and

         (vii)  The Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Fund Preferred shares Basic Maintenance Amount.

        "S&P Industry Classifications" will mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):

  Aerospace & Defense
  Air Freight and Logistics Airlines
  Automobiles
  Automobile Components
  Beverages
  Biotechnology
  Building Products
  Cable
  Capital Markets
  Computers & Peripherals
  Commercial Banks
  Commercial Services & Supplies
  Communications Equipment

  Construction & Engineering
  Consumer Finance
  Containing & Packaging
  Distributors
  Diversified Financial Services
  Diversified Telecommunication Services
  Electric Utilities
  Electrical Equipment
  Electronic Equipment & Instrument
  Energy Equipment & Services
  Food & Staples Retailing
  Food Products
  Gas Utilities
  Healthcare Equipment & Supplies
  Healthcare Providers & Services
  Hotels, Restaurants & Leisure
  Household Durables
  Household Products
  Industrial Conglomerates
  Insurance
  Internet & Catalog Retail
  Internet Software & Services
  IT Services
  Leisure Equipment & Products
  Machinery
  Marine
  Media
  Metals & Mining
  Office Electronics
  Oil & Gas
  Packaging and Containers
  Paper & Forest Products
  Personal Products
  Pharmaceuticals
  Real Estate
  Retail
  Road & Rail
  Software
  Specialty Retail
  Semiconducters and Semi Conducter Equipment
  Textiles, Apparel and Luxury Goods
  Thrift & Mortgage Finance
  Tobacco
  Trading Companies & Distributors
  Transportation and Infrastructure
  Transportation Utilities
  Water Utilities
  Wireless Telecommunication Service

        "S&P Loan Category" means the following five categories (and, for purposes of this categorization, the Market Value of a S&P Eligible Asset trading at par is equal to $1.00):

            (i)  "S&P Loan Category A" means Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

           (ii)  "S&P Loan Category B" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

          (iii)  "S&P Loan Category C" means: (A) Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; and (B) non-Performing Senior Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85.

          (iv)  "S&P Loan Category D" means Senior Loans which have a Market Value or an Approved Price less than $0.75.

           (v)  "S&P Loan Category E" means non-Senior Loans which have a Market Value or an Approved Price.

        Notwithstanding any other provision contained above, for purposes of determining whether a S&P Eligible Asset falls within a specific S&P Loan Category, to the extent that any S&P Eligible Asset would fall in more than one of the S&P Loan Categories, such S&P Eligible Asset shall be deemed to fall into the S&P Loan Category with the lowest applicable S&P Discount Factor.

        "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term of maturity thereof is not in excess of 180 days:

            (i)  commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

           (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii)  overnight funds;

          (iv)  U.S. Government Securities;

           (v)  Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on such Valuation Date of at least A-1+ from S&P and either F1+ from Fitch or P-1 from Moody's, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least AA- from S&P and either AA- from Fitch or Aa3 from Moody's, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided, further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes; and

          (vi)  Money Market Funds.

        "Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

            (i)  "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

           (ii)  "Interest Rate Cap" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceed a specified strike rate (the cap rate)

          (iii)  "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

        "U.S. Government Agencies" means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

        "U.S. Government Obligations" means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States government and provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

            (i)  If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

           (ii)  The trustee thereunder ("USGO Trustee") must have a first, perfected security interest in the underlying collateral;

          (iii)  The underlying collateral must be free and clear of third-party claims;

          (iv)  The underlying collateral must be registered in the name of the USGO Trustee;

           (v)  Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

          (vi)  Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

         (vii)  Over-collateralization levels do not apply to zero-coupon Treasuries.

SECTION 5
INITIAL RATE PERIODS.

        The Initial Rate Period for shares of Series M7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                         , 2006.

        The Initial Rate Period for shares of Series W7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                        , 2006.

        The Initial Rate Period for shares of Series F7 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                        , 2006.

        The Initial Rate Period for shares of Series T28 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                        , 2006.

        The Initial Rate Period for shares of Series Th28 AMPS shall be the period from and including the Date of Original Issue thereof to but excluding                        , 2006.

SECTION 6
DATE FOR PURPOSES OF THE DEFINITION OF "ANNUAL VALUATION DATE" CONTAINED UNDER THE
HEADING "DEFINITIONS" IN THIS STATEMENT.

                                , 2006.

SECTION 7
DIVIDEND PAYMENT DATES.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall by payable on shares of Series M7 AMPS for the Initial Rate Period on                        , 2006, and on each                        thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall by payable on shares of Series W7 AMPS for the Initial Rate Period on                        , 2006, and on each                        thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall by payable on shares of Series F7 AMPS for the Initial Rate Period on                        , 2006, and on each                        thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall by payable on shares of Series T28 AMPS for the Initial Rate Period on                        , 2006, and on each                        thereafter.

        Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall by payable on shares of Series Th28 AMPS for the Initial Rate Period on                        , 2006, and on each                        thereafter.

SECTION 8
RESERVED

SECTION 9
REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

        Not applicable.

SECTION 10
APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH (b) (iii) OF SECTION 3 OF PART II OF THIS
STATEMENT.

        For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to 90% of the Reference Rate.

SECTION 11
CERTAIN RESTRICTIONS AND REQUIREMENTS

        See "S&P Hedging Transactions" and "Fitch Hedging Transactions" in Section 4 of this Appendix A.

APPENDIX B

RATINGS

STANDARD & POOR'S RATINGS GROUP

Investment Grade

        AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

        A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

        Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

        BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

        C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

        D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

        The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

        L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

        NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper Rating Definitions

        An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

        A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

Investment Grade Ratings

        AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

        A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Below Investment Grade Ratings

        BB: Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

        B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

        CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

        CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C: Bonds and preferred stocks are in imminent default in payment of interest or principal.

        DDD, DD AND D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD' represents the highest potential for recovery on these bonds, and "D' represents the lowest potential for recovery.

        PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

        NR: Indicates that Fitch does not rate the specific issue.

        CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+'.

        F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+' and "F-1' categories.

        F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * *

        Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)
Financial Statements

  Included in Part A:

    Financial Highlights.

  Included in Part B:

    Report of Independent Registered Public Accounting Firm

    Statement of Assets and Liabilities (March 15, 2006 (Audited))

    Notes to Statement of Assets and Liabilities

    Statement of Investments (Unaudited)

    Statement of Assets and Liabilities (Unaudited)

    Statement of Operations (Unaudited)

    Statements of Changes in Net Assets (Unaudited)

    Notes to Financial Statements

(2)
Exhibits

(a)(1)	Certificate of Trust dated January 12, 2006: Previously filed with Registrant's Initial Registration Statement, February 2, 2006, and incorporated herein by reference.
(a)(2)	Agreement and Declaration of Trust dated January 12, 2006: Previously filed with Registrant's Initial Registration Statement, February 2, 2006, and incorporated herein by reference.
(b)	Amended and Restated By-Laws: Filed herewith.
(c)	Not applicable
(d)(1)	Statement of Preferences of Preferred Shares: See Appendix A to Statement of Additional Information: Filed herewith.
(d)(2)	Form of Certificate of Series M7 AMPS: Filed herewith.
(d)(3)	Form of Certificate of Series W7 AMPS: Filed herewith.
(d)(4)	Form of Certificate of Series F7 AMPS: Filed herewith.
(d)(5)	Form of Certificate of Series T28 AMPS: Filed herewith.
(d)(6)	Form of Certificate of Series Th28 AMPS: Filed herewith.
(e)	Not applicable
(f)	Not applicable
(g)	Investment Advisory and Management Agreement dated April 25, 2006: Previously filed with Registrant's Registration Statement, August 18, 2006, and incorporated herein by reference.
(h)	Form of Purchase Agreement: Filed herewith.
(i)	Not applicable
(j)	Custody Agreement dated April 26, 2006: Previously filed with Registrant's Registration Statement, August 18, 2006, and incorporated herein by reference.
(k)(1)	Stock Transfer Agency Agreement dated April 25, 2006: Previously filed with Registrant's Registration Statement, August 18, 2006, and incorporated herein by reference.
(k)(2)	Administration, Bookkeeping and Pricing Services Agreement dated April 25, 2006: Previously filed with Registrant's Registration Statement, August 18, 2006, and incorporated herein by reference.
(k)(3)	Form of Auction Agency Agreement between Registrant and the Auction Agent: Filed herewith.
(k)(4)	Form of Broker-Dealer Agreement as to Registrant's Preferred Shares: Filed herewith.
(l)	Opinion and Consent of Mayer, Brown, Rowe & Maw LLP: Filed herewith.
(m)	Not applicable
(n)	Consent of Deloitte & Touche LLP: Filed herewith.
(o)	Not applicable
(p)	Form of Initial Subscription Agreement: Previously filed with the Registrant's Pre-Effective Amendment No. 2, April 21, 2006, and incorporated herein by reference.
(q)	Not applicable
(r)(1)	Code of Ethics of the Fund dated March 15, 2006: Previously filed with the Registrant's Pre-Effective Amendment No. 1, March 23, 2006, and incorporated herein by reference.
(2)	Code of Ethics of the Adviser adopted March 30, 2006: Previously filed with Registrant's Registration Statement, August 18, 2006, and incorporated herein by reference.
(3)	Code of Ethics of the Principal Executive and Financial Officers of the Fund: Previously filed with the Registrant's Pre-Effective Amendment No. 1, March 23, 2006, and incorporated herein by reference.
(s)	Power of Attorney; Previously filed with Registrant's Initial Registration Statement, August 18, 2006, and incorporated herein by reference.

Item 26. Marketing Arrangements

        See Form of Purchase Agreement; filed herewith.

Item 27. Other Expenses of Issuance and Distribution

        The approximate expenses in connection with the offering are estimated to be as follows:

Registration Fees	$48,150
Ratings	165,000
Printing Fees and Expenses	75,000
Accounting Fees and Expenses	20,000
Legal Fees and Expenses	85,000
Miscellaneous	6,850

Total	$400,000

Item 28. Persons Controlled by or Under Common Control With Registrant

        None.

Item 29. Number of Holders of Securities

        Set forth below is the number of record holders as of October 9, 2006, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	27,045
Series M7 AMPS	0
Series W7 AMPS	0
Series F7 AMPS	0
Series T28 AMPS	0
Series Th28 AMPS	0

Item 30. Indemnification

        Article IV of the Registrant's Agreement and Declaration of Trust provides as follows:

          4.1    No Personal Liability of Shareholders, Trustees, etc.    No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

          4.2    Mandatory Indemnification.    (a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

            (b)   Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

            (c)   The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (d)   The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

            (e)   Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

          4.3    No Duty of Investigation; Notice in Trust Instruments, etc.    No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

          4.4    Reliance on Experts, etc.    Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

        Clough Capital Partners LP serves as investment adviser to the fund and also serves as adviser to unregistered funds, institutions and high net worth individuals. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each partner or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled "Management of the Fund—Investment Adviser." Additional information regarding the employment during the past two years of one of the officers of the investment adviser appears below:

Name and Position with Clough Capital Partners LP	Other Business, Profession, Vocation or Employment During the Past Two Years
Daniel J. Gillis, Chief Compliance Officer	Clough Capital Partners LP, Chief Compliance Officer (May 2004 to present); Deutsche Asset Management Inc., Vice President, Investment Management Compliance (July 2003 to April 2004), Vice President, Business Risk Management (April 2002 to June 2003).

Item 32. Location of Accounts and Records

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant, c/o ALPS Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 33. Management Services

        Not applicable.

Item 34. Undertakings

        1.     Not applicable.

        2.     Not applicable.

        3.     Not applicable.

        4.     Not applicable.

        5.     The Registrant undertakes that:

          a.     for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

          b.     for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        6.     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

(This page has been left blank intentionally.)

SIGNATURES

        Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Denver, and the state of Colorado, on the 13th day of October, 2006.

CLOUGH GLOBAL OPPORTUNITIES FUND
By:	/s/ EDMUND J. BURKE Name: Edmund J. Burke Title: President

        Pursuant to the requirements of the Securities Act of 1933, registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ EDMUND J. BURKE Edmund J. Burke	Principal Executive Officer, Trustee and President	October 13, 2006
/s/ JEREMY O. MAY Jeremy O. May	Principal Financial and Accounting Officer and Treasurer	October 13, 2006
* Robert L. Butler	Trustee and Chairman	October 13, 2006
* Andrew C. Boyton	Trustee	October 13, 2006
* James E. Canty	Trustee	October 13, 2006
* Adam D. Crescenzi	Trustee	October 13, 2006
* John F. Mee	Trustee	October 13, 2006
* Richard C. Rantzow	Trustee and Vice Chairman	October 13, 2006
* Jerry G. Rutledge	Trustee	October 13, 2006
*By	/s/ ERIN E. DOUGLAS Erin E. Douglas Attorney-in-fact	Secretary	October 13, 2006

INDEX TO EXHIBITS

(b)	Amended and Restated By-Laws: Filed herewith.
(d)(1)	Statement of Preferences of Preferred Shares: See Appendix A to Statement of Additional Information: Filed herewith.
(d)(2)	Form of Certificate of Series M7 AMPS: Filed herewith.
(d)(3)	Form of Certificate of Series W7 AMPS: Filed herewith.
(d)(4)	Form of Certificate of Series F7 AMPS: Filed herewith.
(d)(5)	Form of Certificate of Series T28 AMPS: Filed herewith.
(d)(6)	Form of Certificate of Series Th28 AMPS: Filed herewith.
(h)	Form of Purchase Agreement: Filed herewith.
(k)(3)	Form of Auction Agency Agreement between Registrant and the Auction Agent: Filed herewith.
(k)(4)	Form of Broker-Dealer Agreement as to Registrant's Preferred Shares: Filed herewith.
(l)	Opinion and Consent of Mayer, Brown, Rowe & Maw LLP: Filed herewith.
(n)	Consent of Deloitte and Touche LLP: Filed herewith.